[American FundsSM]

The right choice for the long termSM

SMALLCAP World Fund

Learning from bear markets past and present

Annual report for the year ended September 30, 2002
[cover: close-up of ticker display]

SMALLCAP World Fund(R)

SMALLCAP World Fund is one of the 29 American Funds,(R) the nation's third-largest mutual fund family. For seven decades, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

SMALLCAP seeks long-term growth of capital through investments in smaller companies in the United States and around the world.

INVESTMENT HIGHLIGHTS
Total returns for periods ended September 30, 2002, with all distributions reinvested

                                                                                          Since fund's           Average annual
                                                                                          inception on           compound return
                                         1 year            5 years        10 years       April 30, 1990          since inception

SMALLCAP World Fund                       -5.7%            -19.4%            +98.6%          +145.3%                 +7.5%
Salomon Smith Barney
     World Smallcap Index                 -2.9             -12.3             +70.9            +88.0                  +5.2
Global small-company
     mutual fund average                  -9.3              -7.8             +72.1           +109.1                  +6.1

All market indexes cited in this report are unmanaged and include reinvestment of all distributions. The Salomon Smith Barney World Smallcap Index tracks about
4,900 publicly traded stocks in 26 countries with market capitalizations between $100 million and $1.5 billion. The global small-company mutual fund average is computed by Lipper Inc.

OUR 10 LARGEST STOCKS

                                             Percent of         Percent change
Company name                                 net assets            in price*

Michaels Stores                                 2.1%               +150.1%
Westwood One                                    1.6                 +60.7
Performance Food Group                          1.5                 +19.0
Triad Hospitals                                 1.2                  +7.2
Education Management                            1.2                 +45.8

                                             Percent of         Percent change
Company name                                 net assets            in price*

Extended Stay America                           1.2%                -12.2%
Hilb, Rogal and Hamilton                        1.1                 +33.1+
Arthur J. Gallagher                             1.1                 -27.2
Newfield Exploration                            1.0                 +15.0
Cheesecake Factory                              0.9                 +24.6

*For the 12 months ended September 30, 2002. +Since January 22, 2002, date of first purchase.

Fund results in this report were calculated for Class A shares at net asset value (without a sales charge) unless otherwise indicated. Please see page 3 for Class A share results with relevant sales charges deducted. Results for other share classes can be found on page 43. Please see the inside back cover for important information about other share classes.

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY. INVESTING OUTSIDE THE UNITED STATES IS SUBJECT TO ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS AND POLITICAL INSTABILITY, WHICH ARE DETAILED IN THE FUND'S PROSPECTUS.

FELLOW SHAREHOLDERS:

Over the past two-and-a-half years, we have witnessed the worst stock market downturn in more than six decades. If you think that sounds overly dramatic, consider the following: The last time stocks (as measured by the unmanaged Standard & Poor's 500 Composite Index) began a slide as severe as the one that began on March 24, 2000, FDR was president, a ballplayer named Joe DiMaggio was starting his second season in the big leagues and San Francisco celebrated the opening of the Golden Gate Bridge. The year? 1937. That's how far back you'd have to go to find a market as brutal, unforgiving and prolonged as the one we are now enduring.

Needless to say, SMALLCAP World Fund has not been spared. Coming off 2001's terrible fiscal year, we don't take much solace from the fact your fund declined only 5.7% in fiscal year 2002, assuming you reinvested your dividends of 3.9 cents per share. That compares to the unmanaged Salomon Smith Barney World Smallcap Index, which fell 2.9% (though that figure doesn't reflect expenses), and the average 9.3% loss turned in by funds in its peer group, as measured by Lipper. Global markets, including large-company stocks, suffered even more: The MSCI World Index declined 18.9%.

WHAT HAPPENED THIS YEAR

The stock market's current slide into the history books began with the bursting of the technology, media and telecommunications bubble. Although air continues to hiss from this bubble today, a variety of additional culprits has emerged in the past year to shatter investor confidence further and pull the broader markets into a free fall. For starters, the economy has been weak and there are fears of a double-dip recession. We've also seen a series of corporate scandals that, for a few months, had the business pages resembling a police blotter. There is ample evidence -- record levels of auto repossessions, personal bankruptcies and mortgage foreclosures -- to suggest that consumers may be carrying too much debt. And lurking in the shadows is the possibility of further terrorism and war in the Middle East. If there is anything the stock market does not like, it is uncertainty -- and we have had plenty of that in the past year.

In short, it is a time of considerable pessimism. In past downturns, that has suggested a market bottom, although no one can say if the worst is over. That's why we think it's an appropriate time to look back at the "great" bear markets of the past and see what parallels we can find with the market we're currently experiencing. You'll find that discussion in this year's feature, which begins on page 4.

AN EVOLVING PORTFOLIO

Many stocks in SMALLCAP's portfolio declined during the year, but many of our larger holdings did quite well. As you can see from the table on the inside front cover, of the 10 largest holdings, eight increased in price, with our biggest holding, arts and crafts retailer Michaels Stores, rising 150%. Overall, of the 341 stocks held by the fund during the entire year, approximately 40% rose in value and 60% fell. The fund remains well diversified, with 409 companies in over 40 industries and 35 countries.

[Begin Sidebar]
WHERE ARE SMALLCAP'S HOLDINGS LOCATED?

FISCAL YEAR 2002                                 Percent of
                                                 net assets
[pie chart]
o  United States                                   51.9%
o  Asia & Pacific Basin                            18.6
o  Europe                                          15.5
o  Other (including Canada
   & Latin America)                                 6.3
o  Cash & equivalents                               7.7
[end chart]
FISCAL YEAR 2001                                 Percent of
                                                 net assets
[pie chart]
o  United States                                   57.6%
o  Europe                                          13.9
o  Asia & Pacific Basin                            12.9
o  Other (including Canada
   & Latin America)                                 5.7
o  Cash & equivalents                               9.9
[end chart]
[End Sidebar]

Last year, SMALLCAP's biggest holdings, as a percentage of net assets, were concentrated in semiconductor equipment and products. You'll now find our largest concentration in hotels, restaurants and leisure-related companies. This industry was among our biggest last year, too -- but in the wake of September 11, valuations declined significantly, giving us an opportunity to increase our investments in some very good companies. Our second-largest industry is commercial services and supplies. Our top pick here is Education Management (a provider of post-secondary education services), which rose 46% during the fiscal year. Specialty retail (Michaels Stores falls into this category) is our third-biggest industry, followed by media and oil and gas.

As its name implies, SMALLCAP World Fund has a global mandate; we have the flexibility to invest in the best small companies wherever they are located. This is crucial when you consider that most of the world's 32,000 or so publicly held companies are regarded as small-cap firms (as are approximately two-thirds of all U.S. corporations). While the majority of the fund's assets (51.9%) continue to be invested in the United States, we are now finding increasingly compelling opportunities abroad, particularly in Asia and the Pacific Basin. Among the bright spots: South Korea, Thailand and Singapore. The region as a whole now comprises 18.6% of the fund's assets, up from 12.9% a year ago. In Europe, valuations appear fairly low in Britain and Germany, where we're finding many companies reasonably priced and paying hefty dividends.

FEWER HOLDINGS

We mentioned before in this letter that we're now invested in 409 companies. Last year we had stakes in 533. By trimming the number of holdings in our portfolio, we are able to concentrate on our highest conviction ideas.

Many of the companies eliminated from the portfolio were in the battered technology sector. While we don't expect the kind of growth among technology companies we saw in the 1990s, some tech stocks are trading at levels suggesting that people may never make a phone call or buy a computer software program again. A number of companies are attracting our interest and we've been doing some buying.

THE ROAD AHEAD

For all the stock market's unpleasantness during the past year, there appears to be a disconnect with the overall health of the U.S. economy. Inflation, interest rates and unemployment remain low. The housing market is strong. These factors are likely to help lead the market when it eventually recovers.

Given the historic decline in stock prices, the evaporation of trillions of dollars in wealth, and the dangerous world in which we now live, you may find it difficult to be encouraged about the future. But through economic depressions, wars and political turmoil, stock markets have always recovered. We are confident this one will, too. The United States, engine of the world's economy, remains strong and is fueled by a diverse, competitive entrepreneurial culture and regulated by a transparent financial system that, for all its recent troubles, works. The same generally can be said about markets in Europe, Asia and Latin America. It is also important to remember that in these turbulent times, more countries and more people than ever before are attracted to the philosophy of democracy and free markets. These values are inherently more resilient and attractive than any alternative, and will continue to shape the global economy in the years ahead.

Like all 29 of the American Funds, SMALLCAP World Fund is supported by an intensive research effort -- which has been expanded even more this year -- and managed with a long-term perspective. That perspective has helped the fund deliver solid long-term investment results for its shareholders. Since its inception in April 1990, SMALLCAP has averaged an annualized return of 7.5%. The average annual returns for the Salomon Smith Barney World Smallcap Index and the funds in our peer group (as measured by Lipper) are 5.2% and 6.1%, respectively. Over the short-term, SMALLCAP can be a volatile fund, able to both fall and rise sharply. But over the long run, through markets good and bad, your fund has stood the test of time.

SMALLCAP World Fund has attracted more than 31,000 shareholder accounts during the past fiscal year, increasing the number of accounts under management by 4% to nearly 800,000. We welcome you and hope you'll be with us for many years to come. For our longtime shareholders, thank you for your continued support in these difficult times. We'd like to remind you again about the feature, which provides further details on how SMALLCAP is positioned for the future.

Cordially,

/s/ Gordon Crawford                     /s/ Gregory W. Wendt
Gordon Crawford                         Gregory W. Wendt
Chairman of the Board                   President

November 13, 2002

The value of a long-term perspective

This chart shows how a $10,000 investment in SMALLCAP World Fund's Class A shares grew from April 30, 1990 -- the fund's inception -- through September 30, 2002, the end of the fund's latest fiscal year.

As you can see, the $10,000 would have grown to $23,121 even after deducting the maximum 5.75% sales charge. (Sales charges are lower for accounts of $25,000 or more.) This is significantly more than the $18,799 generated by the unmanaged Salomon Smith Barney World Smallcap Index, which tracks about 4,900 small-company stocks around the world with market capitalizations (price per share multiplied by number of shares outstanding) between $100 million and $1.5 billion. These are virtually the same parameters we use when selecting stocks for the fund's portfolio.

Please see the inside back cover for important information about other share classes.

[mountain chart]

Year Ended       SMALLCAP       Salomon Smith Barney      Consumer Price          Original
September 30     World Fund(1)  World Smallcap Index      Index (inflation)(2)    Investment
1990 #           $8,288         $8,919                    $10,295                 $10,000
1991             $11,307        $11,210                   $10,644                 $10,000
1992             $11,640        $10,999                   $10,962                 $10,000
1993             $15,418        $14,336                   $11,257                 $10,000
1994             $16,744        $15,390                   $11,590                 $10,000
1995             $19,856        $16,888                   $11,885                 $10,000
1996             $22,877        $18,899                   $12,242                 $10,000
1997             $28,689        $21,443                   $12,506                 $10,000
1998             $22,749        $17,195                   $12,692                 $10,000
1999             $32,172        $21,965                   $13,026                 $10,000
2000             $44,532        $24,828                   $13,476                 $10,000
2001             $24,516        $19,352                   $13,832                 $10,000
2002             $23,121        $18,794                   $14,042                 $10,000

[end chart]


AVERAGE ANNUAL COMPOUND RETURNS ON A $1,000 INVESTMENT (FOR PERIODS ENDED SEPTEMBER 30, 2002)

                                       1 YEAR           5 YEARS        10 YEARS
CLASS A SHARES
Reflecting 5.75% maximum sales charge  -11.13%          -5.35%          +6.47%

Results assume reinvestment of all distributions. Results for other share classes can be found on page 43. For the most current investment results, please refer to americanfunds.com. Past results are not predictive of future results.

1 This figure, unlike those shown earlier in this report, reflects payment of the maximum sales charge of 5.75% on the $10,000 investment. Thus the net amount invested was $9,425.
2 Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
3 For the period April 30, 1990 (when the fund began operations) through September 30, 1990.

INDUSTRY DIVERSIFICATION OF SMALLCAP

Industry diversification                              Percent of
(as of September 30, 2002)                            net assets

Hotels, restaurants & leisure                            9.1%
Commercial services & supplies                           6.7
Specialty retail                                         6.5
Media                                                    6.1
Oil & gas                                                6.1
All other industries                                    57.8
Cash & equivalents                                       7.7

Industry diversification                              Percent of
(as of September 30, 2001)                            net assets

Semiconductor equipment & products                       7.7%
Hotels, restaurants & leisure                            6.5
Media                                                    6.4
Internet software & services                             5.3
Biotechnology                                            5.3
All other industries                                    58.9
Cash & equivalents                                       9.9

LEARNING FROM BEAR MARKETS PAST AND PRESENT

When we reported to you six months ago, we were hopeful that the worst of this bear market was behind us. It wasn't. Instead, the downturn dragged on, deteriorating into what has arguably become the worst stock market decline since the 1930s. It has been said that the past is prologue. So we thought it would be useful to look in history's rear-view mirror at the "great" bear markets of the past and see what, if anything, they can tell us about the road ahead. We might begin by noting that SMALLCAP World Fund's investment adviser, Capital Research and Management Company, was actually born in the depths of one of them (1929-32) and two of the fund's portfolio counselors worked through another (1973-74).

1929-32 THE BIG ONE

The granddaddy of them all was the nightmarish crash that began in 1929. Fueled by cheap margin loans that let individuals and banks buy stocks with just 10% down, speculative fever gripped Wall Street, pushing prices to unprecedented heights. Attempting to cool things off, the Federal Reserve Board began raising interest rates that summer. But the Fed -- so well-known and respected today -- had only been around for 16 years; some historians say it lacked the monetary tools and experience to cope. Prices peaked on September 7, then drifted lower before the floodgates burst on "Black Monday," October 28. When the U.S. market touched bottom on June 1, 1932, stocks had fallen a staggering 86%.* Individuals and banks were wiped out, taking with them the life savings of millions who weren't even in the market. The Great Depression had begun. It wouldn't end until World War II. Yet while the news was still bad, the market bottomed and rallied some 325% over the next five years.

*U.S. market percentages are based on Standard & Poor's 500 Composite Index. All returns exclude distributions.

1937-42 THE GATHERING STORM

With war clouds gathering in Europe, investors got skittish. After peaking on March 6, 1937, the stock market proceeded to fall 60% overall before touching bottom on April 28, 1942. Why then? A look at the headlines is revealing: the United States, dragged into World War II just months before, had yet to win a victory in the Pacific. With the Japanese about to occupy parts of Alaska, residents of the West Coast feared they were next. In Europe, the Nazi empire was at its zenith, extending from the English Channel to deep inside the Soviet Union and North Africa. It was, perhaps, the 20th century's darkest hour. Although the news would not improve for some time, the market bottomed and began to climb.

[Begin Sidebar]
1929-1932
[photo: New York Times headlines, dated October 29, 1929]

1937-1942
[photo: soldiers marching]

2000-2002
[photo: stock exchange floor]

"Times may change but the fundamentals [of investing] don't. Buying good companies at good prices is one of the basic principles of long-term investing. And it's true during any kind of market."
Blair Frank

1973-1974
[photo: cars lined up for gasoline]

[End Sidebar]

[Begin Sidebar]
1929-1932
[photo: New York Times headlines, dated October 29, 1929]

By far the biggest market decline in U.S. history, the crash of 1929-32 took stock prices down a staggering 86%.

While waiting for a bear market to end, "you've got to stay cool and not panic. It's important to stay the course."
Gordon Crawford

1973-74 TROUBLES GALORE

Fast-forward three decades. On January 11, 1973, the unmanaged Standard & Poor's 500 Composite Index peaked at 120.24. Coming on the heels of a bear market that had just ended three years before, a recovery fueled by demand for the so-called "Nifty Fifty" stocks like Disney, Polaroid and Xerox, stocks began an even greater descent. The catalysts this time: Watergate, which resulted in the first-ever resignation of an American president, and a surprise attack on Israel by its Arab neighbors, which led to a Saudi-led oil embargo against the United States, Western Europe and Japan. The embargo caused oil prices to quadruple, plunging the West into recession and sparking double-digit inflation. When the stock market bottomed, on October 3, 1974, the market had plunged 48%. Inflation was running at 12% and the recession dragged on into 1975 -- but once again, the market reached its nadir before the worst was over.

2000-02 A LITANY OF TROUBLES

You'll find a little something from each of those eras in the "great" bear market of today. The speculative mania -- and that's exactly what it was -- in technology stocks and easy access to capital resembles the 1920s (automobiles and radio were among the new-fangled crazes those days). September 11 has been compared with December 7. We've been told to expect another big terrorist attack and war drums beat along the Potomac. Our relations with Saudi Arabia haven't been this bad since they shut off the crude in 1973. Little wonder that since its peak on March 24, 2000, the stock market, as measured by the S&P 500, fell 49% through October 9 of this year. The meltdown of the Nasdaq Composite Index has been far worse -- 78%, making its plunge a worthy rival to 1929-32. And at two years and seven months in duration (as of October 2002), it has already lasted longer than the 1973-74 meltdown.

Global stock markets have not been spared. From its March 7, 2000 high to October 9, 2002, Germany's DAX has fallen as much as 68%. Britain's FTSE 100, which peaked on December 30, 1999, dropped 47% through its low on September 24 of this year. And the French CAC-40, from its September 4, 2000 high to October 9, 2002, declined 62%.* In Asia, where a financial crisis sparked a worldwide selloff in 1998, many markets have held up relatively better, though still posting sizable losses.

"All of those bear markets and this one are alike in one respect," says Gordon Crawford, SMALLCAP World Fund's chairman and one of its six portfolio counselors. "They're very painful and they're accompanied by lots of bad news. There's certainly a lot of bad news out there now and people are scared," he says. "They've lost money and they don't know what's going to happen next."

LESSONS LEARNED

Gordon has seen plenty of bear markets during his 31 years in the investment business, but nothing to rival this. He does think, however, that if the "great" bear markets of yesteryear are any guide, then this current market should begin to improve before the headlines do. "Today reminds me of 1973 and '74," he says. "Things were pretty bad then -- Nixon, OPEC, big inflation -- and the markets actually touched bottom not once but twice. We've seen that again now, with a double bottom for stocks in July and October, along with waves of capitulation and panic."

Gordon says big bear markets have something else in common: they ultimately bring stock prices down to pretty attractive levels. For an investor with a long time horizon, a bear market can mean a significant buying opportunity. "While you're waiting for that, you've got to stay cool and not panic," Gordon says. "It's important to stay the course." Another SMALLCAP portfolio counselor, fund President Greg Wendt, adds that by staying in the market, you'll be invested when it eventually turns around. And market timers, he says, need not apply, because no one can predict a market turn with any degree of accuracy. As Greg likes to say, "They don't ring a bell when the market hits bottom."

[Begin Sidebar]
1937-1942
[photo: soldiers marching]

As the world plunged into war, stocks fell sharply between 1937 and 1942. [End Sidebar]

For SMALLCAP, staying the course means doing what the fund has always done since it was launched 12 years ago: invest in the most promising small-cap companies around the world. Despite the difficult period of the past two years (and that includes a particularly dismal 2001), that strategy produced an average annualized return of 7.5% over the fund's lifetime.

[Begin Sidebar]
THE LONG-TERM CASE FOR SMALL-COMPANY STOCKS

For three-quarters of a century (January 1, 1926 - September 30, 2002), small-company stocks have delivered better annual returns than large-company stocks.

[bar chart]
12.1%     Small-company stocks
10.1%     Large-company stocks
[end chart]
Source: Ibbotson Associates
[End Sidebar]

The bear market has also reminded us that it is more important than ever to stick to investment fundamentals. Five straight years of double-digit gains in the market during the last half of the 1990s -- an unprecedented feat -- pushed investor expectations beyond reasonable levels; clearly, many companies had market values that made no sense. "You always have to be asking, `What is the true value of a company?'" says SMALLCAP portfolio counselor Blair Frank. "Times may change, but the fundamentals don't. Buying good companies at good prices is one of the basic principles of long-term investing. And it's true during any kind of market."

TECHNOLOGY REALITY

Many of those unreasonable valuations were found in technology, media and telecommunications stocks. As we mentioned in our last annual report, we had too much exposure to them; we were also wrong in estimating the severity of their decline --a lesson we learned the hard way in our 2001 fiscal year. Technology will always retain its remarkable ability to help shape the way we live and work.
But as Gordon says, "The days of 25% compounded growth for technology are history."

[Begin Sidebar]
1973-1974
[photo: cars lined up for gasoline]

The "great" bear market of 1973-74 was marked by Watergate, the Yom Kippur War and an oil embargo against the West.
[End Sidebar]

FOCUS ON RESEARCH

To find good companies and determine their market worth, SMALLCAP relies heavily on the worldwide team of research analysts of its investment manager, Capital Research and Management Company. The backbone of our investment process, analysts travel millions of miles to visit companies and talk with anyone and everyone who can shed light on a potential investment. All of this is time-consuming, but it is thorough and allows us to know a company inside and out. Sometimes we'll follow a company for years before investing and when we do, that scrutiny continues. "We do our homework before, during and after we invest," says portfolio counselor Claudia Huntington.

We've always placed great value on research. Yet given the string of corporate scandals that have erupted over the past year, we've learned that it is more important than ever. "If the senior management of a company consciously commits fraud by misstating financial statements, we might not catch it," says Claudia. "But we're more likely to if we know the company's management well and thoroughly analyze the business. That's the best way to avoid pitfalls, in my view." (For more on the issue of corporate governance, see right.)

Ultimately, this is how SMALLCAP's portfolio is built: one company at a time, with an intensive focus on finding real value. This worldwide process -- consistent, thorough and never ending -- has been in place for decades; perhaps that's why Institutional Investor, in 1997, called Capital Research "the granddaddy of global investing."

During the stock market's downturn, we have continually added to our research team with several key hires. "There's no question that our research team is stronger today," says Greg. "Innovation drives small companies all around the world and because we've added research capability during the past year, we're in a better position than ever for our research to make a difference. That's one reason why I'm so optimistic about this fund."

[Begin Sidebar]
ACCOUNTING PRACTICES AND CORPORATE CORRUPTION

Given the number of business scandals that have erupted during the past year, it's worth noting that Capital Research and Management Company has always considered corporate governance to be a vital issue and part of its intensive research process.

Scandal is hardly new to the business world and has a history of coming to light once an over-heated market turns cold. For example, after the crash of 1929, several companies were shown to have created labyrinthine schemes to hide liabilities -- a foreshadowing of Enron's off-the-books partnerships some seven decades later.

Gordon Crawford, SMALLCAP's chairman and a portfolio counselor, remembers that during the high-flying days of the late 1960s and early 1970s (the so-called "go-go" years), "questionable accounting practices were common among a number of leasing companies and conglomerates. Some of those stocks fell as much as some technology stocks have in the past two years."

Capital strongly supports legislation, signed into law this summer by President Bush, aimed at ending corporate fraud in the United States. The new law creates an independent auditing and oversight board to be supervised by the U.S. Securities and Exchange Commission, increases penalties (including stiff fines and potential jail time for corporate wrongdoers), forces speedier and more extensive financial disclosure, and creates avenues of recourse for aggrieved investors. We believe that in the long run, these reforms will strengthen corporate governance and be good for investors and for the stock market.

Portfolio counselor Claudia Huntington adds that Capital works hard both through direct contact with corporate management and through its proxy voting to encourage good governance policies. "We have no compunction about voting against management if we believe it is in the best interest of our shareholders." [End Sidebar]

[Begin Sidebar]
2000-2002
[photo: stock exchange floor]

The stock market's fall over the last two-and-a-half years has been the worst in more than six decades.
[End Sidebar]

UNIQUE MANAGEMENT SYSTEM

Losing money is never enjoyable. But being down 5.7% in the past 12 months, while most of the market is posting far greater losses, reflects not just the strength of our investment research, but the way the fund's assets are managed.

Like all 29 of the American Funds, SMALLCAP is managed using the multiple portfolio counselor system. The portfolio is divided into seven segments. Six are run by SMALLCAP's portfolio managers. The remaining portion is run by the fund's research analysts. Blending the best attributes of individualism and teamwork, this system is not dependent on any one individual -- no matter how talented -- but several. And it tends to work over the long run. "The fund benefits from the highest conviction ideas of six independent portfolio counselors, each of whom has different investing strengths and styles," points out Claudia.

BEAR MARKET REDUX

As we mentioned earlier, "great" bear markets don't necessarily wait for cheery headlines before ending. Given the kind of news we're generally hearing these days, we can only hope that market history repeats itself. But as we said in the letter, when it does, we think we have a carefully trimmed and well-focused portfolio we feel comfortable with. Concludes Greg, "We have the people, the experience and the global perspective. And that has helped us build a diverse portfolio of solid companies we really like."

[Begin Caption]
[photo: Gordon Crawford]
Gordon Crawford
31 years with Capital
[End Caption]

[Begin Caption]
[photo: Claudia Huntington]
Claudia Huntington
27 years with Capital
[End Caption]

[Begin Caption]
[photo: Mark Denning]
Mark Denning
20 years with Capital
[End Caption]

[Begin Caption]
[photo: Greg Wendt]
Greg Wendt
15 years with Capital
[End Caption]

[Begin Caption]
[photo: Jonathan Knowles]
Jonathan Knowles
10 years with Capital
[End Caption]

[Begin Caption]
[photo: Blair Frank]
Blair Frank
8 years with Capital
[End Caption]

[Begin Sidebar]
THE MULTIPLE PORTFOLIO COUNSELOR SYSTEM

SMALLCAP World Fund's portfolio counselors average 19 years of investment experience. Why six people to manage one fund? Because Capital Research and Management Company, adviser to the American Funds, has developed a unique method we call the multiple portfolio counselor system. We believe it helps our funds achieve consistently superior long-term investment results.

Here's how it works: SMALLCAP's assets are divided into portions. Each of the fund's six portfolio counselors manages one portion; another is managed by the fund's research analysts, who bring their own investment expertise to the table.

The advantages of this system are many:

o DIVERSITY. Within the fund's overall guidelines, the counselors get to act on their own convictions. This offers the best attributes of both individualism and teamwork, with no need for consensus.

o CONSISTENCY. Over time, having more than one person managing assets tends to smooth out the peaks and valleys of investing.

o CONTINUITY. Since the fund is not dependent on any single individual, when one person leaves or retires, only a portion of the portfolio changes hands. Smooth, gradual transitions help the fund maintain a steady investment approach.
[End Sidebar]




SMALLCAP World Fund
Investment portfolio, September 30, 2002

INDUSTRY DIVERSIFICATION (percent of net assets)

[pie chart]
Hotels, restaurants & leisure 9.07%
Commercial services & supplies 6.71%
Specialty retail 6.54%
Media 6.11%
Oil & gas 6.07%
All other industries 57.82%
Cash & equivalents 7.68%
[end chart]

LARGEST EQUITY HOLDINGS
                               Percent of net assets
Michaels Stores                   2.07%
Westwood One                      1.63
Performance Food Group            1.51
Triad Hospitals                   1.24
Education Management              1.23
Extended Stay America             1.20
Hilb, Rogal and Hamilton          1.12
Arthur J. Gallagher               1.05
Newfield Exploration              1.02
Cheesecake Factory                 .90


                                                                                                            Market        Percent
                                                                                            Shares           value         of net
Equity securities (common and preferred stocks)                                                               (000)        assets

HOTELS, RESTAURANTS & LEISURE  -  9.07%
Extended Stay America, Inc. (USA) (1) (2)                                                6,190,000    $     78,613          1.20%
Cheesecake Factory Inc. (USA) (1)                                                        1,975,000          58,914            .90
J D Wetherspoon PLC (United Kingdom) (2)                                                11,385,616          52,970            .81
Four Seasons Hotels Inc. (Canada)                                                        1,251,600          40,101            .61
Mandalay Resort Group (USA) (1)                                                          1,062,400          35,644            .54
Mandarin Oriental International Ltd. (Hong Kong) (1) (2)                                53,000,000          24,380            .37
Fitness First PLC (United Kingdom) (1) (2)                                               6,662,500          22,999            .35
Ameristar Casinos, Inc. (USA) (1)                                                        1,201,300          22,777            .35
Orient-Express Hotels Ltd., Class A (USA) (1)                                            1,610,000          22,009            .34
Triarc Companies, Inc., Class A (USA) (1)                                                  950,000          21,556            .33
Boca Resorts, Inc., Class A (USA) (1)                                                    2,031,730          20,724            .32
P.F. Chang's China Bistro, Inc. (USA) (1)  (3)                                             712,000          20,669            .31
Vail Resorts, Inc. (USA) (1)                                                             1,458,100          20,647            .31
Cafe de Coral Holdings Ltd. (Hong Kong) (2)                                             28,192,000          18,797            .29
Steak n Shake Co. (USA) (1) (2)                                                          1,699,150          18,691            .28
Luminar PLC (United Kingdom)                                                             1,500,000          16,887            .26
Bally Total Fitness Holding Corp. (USA) (1)                                              1,566,600          15,525            .24
Ruby Tuesday, Inc. (USA)                                                                   800,000          15,024            .23
International Game Technology (USA) (1)                                                    200,000          13,828            .21
Aristocrat Leisure Ltd. (Australia)                                                      5,256,648          13,774            .21
AFC Enterprises, Inc. (USA) (1)                                                            600,000          12,114            .18
Fairmont Hotels & Resorts Inc. (Canada)                                                    450,000          10,710            .16
William Hill PLC (United Kingdom) (1)                                                    2,015,000           7,145            .11
Panera Bread Co., Class A (USA) (1)                                                        200,000           5,400            .08
California Pizza Kitchen, Inc. (USA) (1)                                                   148,800           3,424            .05
CBRL Group, Inc. (USA)                                                                     100,000           2,282            .03


COMMERCIAL SERVICES & SUPPLIES  -  6.71%
Education Management Corp. (USA) (1) (2)                                                 1,825,000          80,793           1.23
ChoicePoint Inc. (USA) (1)                                                               1,150,000          40,986            .62
Sylvan Learning Systems, Inc. (USA) (1) (2)                                              2,620,000          35,842            .55
Arbitron Inc. (USA) (1)                                                                    871,060          29,703            .45
S1 Corp. (South Korea)                                                                   1,670,000          27,292            .42
Career Education Corp. (USA) (1)                                                           525,000          25,204            .38
Baycorp Advantage Ltd. (Australia) (2)                                                  13,892,100          23,966            .36
Group 4 Falck A/S (Denmark)                                                                780,000          18,881            .29
Imagistics International Inc. (USA) (1) (2)                                              1,001,100          17,369            .26
Vedior NV (Netherlands)                                                                  2,216,666          12,917            .20
Tetra Tech, Inc. (USA) (1)                                                               1,600,000          12,784            .19
CoStar Group, Inc. (USA) (1)                                                               675,000          12,150            .19
Ionics, Inc. (USA) (1)                                                                     500,000          11,905            .18
Informatics Holdings Ltd. (Singapore) (2)                                               16,065,000          10,667            .16
Techem AG (Germany) (1) (2)                                                              1,567,335          10,372            .16
SOURCECORP, Inc. (USA) (1)                                                                 440,000           8,980            .14
Buhrmann NV (Netherlands)                                                                1,700,000           8,513            .13
Gunnebo AB (Sweden)                                                                        712,700           7,683            .12
Michael Page International PLC (United Kingdom)                                          3,610,000           7,024            .11
Duratek, Inc. (USA) (1)                                                                    891,100           5,302            .08
Robert Walters PLC (United Kingdom) (2)                                                  5,000,000           4,864            .07
ZOOTS (USA) (1) (2) (3) (4)                                                             12,582,994           4,734            .07
DIS Deutscher Industrie Service AG (Germany)                                               390,000           4,391            .07
Reliance Security Group PLC (United Kingdom)                                               440,000           4,350            .07
PSD Group PLC (United Kingdom) (2)                                                       1,628,000           4,087            .06
MITIE Group PLC (United Kingdom)                                                         3,000,000           3,954            .06
Leefung-Asco Printers Holdings Ltd. (Hong Kong) (1)                                     18,860,000           2,055            .03
Proffice AB, Class B (Sweden)                                                              900,000           1,698            .03
Oslo Bors Holding ASA (Norway) (3)                                                         125,000           1,687            .03

SPECIALTY RETAIL  -  6.54%
Michaels Stores, Inc. (USA) (1)                                                          2,975,500         135,980           2.07
KOMERI Co., Ltd. (Japan)                                                                 1,630,000          43,533            .66
Circuit City Stores, Inc. - CarMax Group (USA) (1)                                       1,800,000          28,890            .44
JJB Sports PLC (United Kingdom)                                                         11,004,080          27,108            .41
Big Lots, Inc. (USA) (1)                                                                 1,700,000          26,911            .41
DFS Furniture Co. PLC (United Kingdom)                                                   3,977,070          23,901            .36
Zale Corp. (USA) (1)                                                                       750,000          22,620            .35
Claire's Stores, Inc. (USA)                                                                870,000          18,966            .29
Williams-Sonoma, Inc. (USA) (1)                                                            750,000          17,722            .27
Sharper Image Corp. (USA) (1) (2)                                                          775,000          14,818            .23
Barnes & Noble, Inc. (USA) (1)                                                             550,000          11,638            .18
Miller's Retail Ltd. (Australia)                                                        10,350,000          10,949            .17
Payless ShoeSource, Inc. (USA) (1)                                                         200,000          10,802            .16
Culture Convenience Club Co., Ltd. (Japan)                                                 335,000           9,993            .15
Giordano International Ltd. (Hong Kong)                                                 20,976,000           8,203            .13
Lithia Motors, Inc., Class A (USA) (1)                                                     325,000           5,528            .08
Chico's FAS, Inc. (USA) (1)                                                                280,000           4,460            .07
Whitehall Jewellers, Inc. (USA) (1)                                                        380,000           3,998            .06
Restoration Hardware, Inc. (USA) (1)                                                       500,000           2,250
Restoration Hardware, Inc. (1) (3)                                                         213,000             958            .05


MEDIA  -  6.11%
Westwood One, Inc. (USA) (1)                                                             3,000,000         107,250           1.63
Ticketmaster, Class B (USA) (1)                                                          1,863,600          28,420            .43
Cheil Communications Inc. (South Korea) (2)                                                298,000          25,207            .38
SBS Broadcasting SA (Luxembourg) (1) (2)                                                 1,800,000          23,616            .36
Alliance Atlantis Communications Inc., nonvoting, Class B  (Canada) (1)                  2,266,450          22,343            .34
Clear Media Ltd. (Hong Kong) (1)                                                        24,950,000          14,876            .23
Toei Animation Co., Ltd. (Japan)                                                           240,000          14,792            .23
Corus Entertainment Inc., nonvoting Class B(Canada) (1)                                  1,130,000          13,543            .21
Fox Kids Europe NV (Netherlands) (1)                                                     2,988,000          12,986            .20
CanWest Global Communications Corp. (Canada) (1)                                         4,729,946          12,298
CanWest Global Communications Corp., nonvoting Class A (1)                                  14,321              37            .19
Rural Press Ltd. (Australia)                                                             3,726,466          11,321            .17
UnitedGlobalCom, Inc., Class A (USA) (1)                                                 6,726,675          11,032            .17
Village Roadshow Ltd. (Australia)                                                       11,701,596           7,364
Village Roadshow Ltd., Class A, 5.50% preferred                                          7,094,528           3,425            .16
Sanctuary Group PLC (United Kingdom) (2)                                                19,470,839          10,296            .16
Radio One, Inc., Class A (USA) (1)                                                         600,000           9,996            .15
Emmis Communications Corp., Class A (USA) (1)                                              430,000           8,170            .12
NTV Broadcasting Co. (GDR) (Russia) (1) (3) (4)                                            812,520           8,000            .12
Austereo Group Ltd. (Australia)                                                          9,820,000           7,991            .12
Information Holdings Inc. (USA) (1)                                                        300,000           6,495            .10
Woongjin.com Co., Ltd. (South Korea)  (2)                                                1,956,980           6,268            .10
Nasionale Pers Beperk, Class N (South Africa)                                            3,278,500           5,920            .09
Astral Media Inc., Class A (Canada)                                                        500,000           5,822            .09
Zee Telefilms Ltd. (India)                                                               3,100,000           5,712            .09
Lions Gate Entertainment Corp. (Canada) (1) (2)                                          2,378,500           4,503
Lions Gate Entertainment Corp., USD denominated (1) (2)                                    425,000             850            .08
Phoenix Satellite Television Holdings Ltd. (Hong Kong) (1)                              65,000,000           4,250            .06
Groupe AB SA (France)                                                                      344,726           3,126            .05
TNT-Teleset (GDR) (Russia) (1) (3) (4)                                                     287,324           2,000            .03
P4 Radio Hele Norge ASA (Norway) (2)                                                     1,648,000           1,957            .03
Incisive Media PLC (United Kingdom)                                                      1,650,000           1,295            .02
BKN International AG (Germany) (1) (2)                                                     500,000             148            .00
Lone Star Research, Inc. (USA) (1) (3) (4)                                                 966,793              10            .00

OIL & GAS  -  6.07%
Newfield Exploration Co. (USA) (1)                                                       2,000,000          67,180           1.02
Western Oil Sands Inc., Class A (Canada) (1)  (2) (3)                                    2,130,000          32,800
Western Oil Sands Inc., Class A (1) (2)                                                  1,148,333          17,684            .77
Western Gas Resources, Inc. (USA)                                                        1,200,000          37,500            .57
Penn West Petroleum Ltd. (Canada) (1)                                                    1,425,000          31,926            .49
Spinnaker Exploration Co. (USA) (1)                                                        900,000          25,830            .39
Cabot Oil & Gas Corp., Class A (USA)                                                     1,200,000          25,800            .39
Bonavista Petroleum Ltd. (Canada) (1)                                                    1,110,000          23,818            .36
Cairn Energy PLC (United Kingdom) (1)                                                    5,030,000          23,362            .36
Tullow Oil PLC (Ireland) (1)  (3)                                                        9,142,857          13,844
Tullow Oil PLC (1)                                                                       5,591,276           8,466            .34
Paladin Resources PLC (United Kingdom) (2)                                              16,083,990          17,161            .26
Venture Production Company Ltd.  (United Kingdom) (1) (2)                                6,021,600          13,228            .20
Encore Acquisition Co. (USA) (1)                                                           715,000          11,762            .18
Canadian Oil Sands Trust (Canada)                                                          500,000          11,328            .17
Pogo Producing Co. (USA)                                                                   225,000           7,663            .12
Tsakos Energy Navigation Ltd. ASA (Norway) (1)                                             682,903           6,623            .10
Oil Search Ltd. (Australia) (1)                                                         11,888,306           4,579
Oil Search Ltd. 9.00% convertible preferred 2003                                            55,555           1,680            .10
Novus Petroleum Ltd. (Australia) (1)                                                     7,969,508           6,053            .09
Sibir Energy PLC (United Kingdom) (1)                                                   35,784,282           5,615            .09
Ivanhoe Energy Inc. (Canada) (1)                                                         5,692,200           4,491
Ivanhoe Energy Inc., warrants, expire 2002 (1) (4)                                         500,000               -            .07


HEALTH CARE PROVIDERS & SERVICES  -  4.51%
Triad Hospitals, Inc. (USA) (1)                                                          2,150,000          81,592           1.24
Province Healthcare Co. (USA) (1) (2)                                                    3,095,000          53,079            .81
Rhon-Klinikum AG (Germany)                                                                 692,000          30,757
Rhon-Klinikum AG, nonvoting preferred                                                      561,300          21,899            .80
Service Corp. International (USA) (1)                                                    8,093,300          28,327            .43
Centene Corp. (USA) (1) (2)                                                                650,000          17,348            .27
Odyssey HealthCare, Inc. (USA) (1)                                                         500,000          14,975            .23
American Healthways, Inc. (USA) (1) (2)                                                    900,000          14,553            .22
ICON PLC (ADR) (Ireland) (1)                                                               477,000          10,046            .15
Capio AB (Sweden) (1)                                                                    1,500,000           9,864            .15
Mid Atlantic Medical Services, Inc. (USA) (1)                                              252,600           9,144            .14
LifePoint Hospitals, Inc. (USA) (1)                                                        150,000           4,678            .07


ELECTRONIC EQUIPMENT & INSTRUMENTS  -  3.86%
Venture Corp. Ltd. (formerly Venture Manufacturing (Singapore) Ltd) (Singapore)          7,099,600          42,345            .65
FLIR Systems, Inc. (USA) (1)                                                               750,000          26,137            .40
Orbotech Ltd. (Israel) (1)                                                               1,516,500          22,368            .34
Rogers Corp. (USA) (1) (2)                                                                 956,800          22,341            .34
Renishaw PLC (United Kingdom)                                                            3,630,308          21,646            .33
Kingboard Chemical Holdings Ltd. (Hong Kong) (2)                                        32,270,000          18,516
Kingboard Chemical Holdings Ltd., warrants, expire 2003 (1) (2)                          2,772,000             178            .28
Vaisala Oyj, Class A (Finland)                                                             876,095          18,085            .28
National Instruments Corp. (USA) (1)                                                       825,000          18,059            .28
Littelfuse, Inc. (USA) (1)                                                                 800,000          13,456            .20
Citizen Electronics Co., Ltd. (Japan)                                                      184,300          13,176            .20
Hana Microelectronics PCL (Thailand) (2)                                                 8,649,400          12,993            .20
Hankuk Electric Glass Co., Ltd. (South Korea)                                              119,810           7,055            .11
Micronic Laser Systems AB (Sweden) (1) (2)                                                 852,810           3,751
Micronic Laser Systems AB (1) (2) (3)                                                      466,666           2,053            .09
Celestica Inc. (Canada) (1)                                                                225,000           2,947            .04
Perlos Oyj (Finland)                                                                       625,800           2,843            .04
alphyra group PLC (Ireland) (1) (2)                                                      1,848,200           2,556            .04
Keithley Instruments, Inc. (USA)                                                           153,800           1,869            .03
Elektrobit Group Oyj (formerly JOT Automation Group Oyj) (Finland)(1)                    2,217,900             657            .01
DDi Corp. (USA) (1)                                                                      2,275,000             318            .00


INSURANCE  -  3.52%
Hilb, Rogal and Hamilton Co. (USA) (2)                                                   1,780,000          73,425           1.12
Arthur J. Gallagher & Co. (USA)                                                          2,800,000          69,020           1.05
Philadelphia Consolidated Holding Corp. (USA) (1)                                        1,060,000          31,270            .48
Zenith National Insurance Corp. (USA) (2)                                                1,050,000          27,741            .42
Reinsurance Group of America, Inc. (USA)                                                   600,000          15,504            .24
First American Corp. (USA)                                                                 550,000          11,236            .17
Annuity and Life Re (Holdings), Ltd. (USA)                                                 700,000           2,940            .04


CHEMICALS  -  2.99%
Cambrex Corp. (USA) (2)                                                                  1,300,000          47,840            .73
OM Group, Inc. (USA)                                                                       825,400          35,327            .54
Georgia Gulf Corp. (USA)                                                                 1,000,000          22,870            .35
Asian Paints (India) Ltd. (India)                                                        3,174,100          22,459            .34
Solutia Inc. (USA)                                                                       3,500,000          18,270            .28
Hyosung Corp. (South Korea) (2)                                                          1,720,000          17,515            .27
Ferro Corp. (USA)                                                                          700,000          16,170            .25
Valspar Corp. (USA)                                                                        237,000           8,840            .13
Crompton Corp. (USA)                                                                       671,200           6,746            .10



PHARMACEUTICALS  -  2.83%
Scios Inc. (USA) (1)                                                                     2,255,000          57,390            .87
Recordati SpA (Italy)                                                                    2,256,000          46,526            .71
Medicis Pharmaceutical Corp., Class A (USA) (1)                                            762,800          31,176            .48
NPS Pharmaceuticals, Inc. (USA) (1)                                                        905,900          18,633            .28
InterMune Inc. (USA) (1)                                                                   475,000          15,589            .24
CIMA LABS INC. (USA) (1)                                                                   310,000           7,797            .12
Inspire Pharmaceuticals, Inc. (USA) (1)                                                  1,250,000           4,313            .07
NexMed, Inc. (USA) (1)                                                                   1,100,000           2,035
NexMed, Inc. (1)  (3) (4)                                                                  152,355             240            .03
Salix Pharmaceuticals, Ltd. (USA) (1)  (3)                                                 119,800           1,011            .02
Cellegy Pharmaceuticals, Inc. (USA) (1)  (3)                                               412,500             875            .01
Generex Biotechnology Corp., warrants, expire 2005 (USA) (1)  (3) (4)                      164,467               -            .00


BANKS  -  2.73%
Fulton Financial Corp. (USA)                                                             1,467,000          27,580            .42
Korea Exchange Bank (South Korea) (1)                                                    7,216,430          26,224            .40
ICICI Bank Ltd. (India)                                                                  8,597,501          24,974            .38
Daegu Bank, Ltd. (South Korea) (1)                                                       5,177,540          21,260            .33
UMB Financial Corp. (USA)                                                                  420,000          16,397            .25
Pusan Bank (South Korea) (1)                                                             3,690,000          15,152            .23
Hudson River Bancorp, Inc. (USA)                                                           623,600          15,060            .23
Citizens Banking Corp. (USA)                                                               549,900          13,291            .20
Republic Bancshares, Inc. (USA) (1)                                                        506,400           9,844            .15s
Southern Financial Bancorp, Inc. (USA)                                                     209,000           6,055            .09
JCG Holdings Ltd. (Hong Kong)                                                            7,990,000           3,534            .05

BIOTECHNOLOGY  -  2.64%
Amylin Pharmaceuticals, Inc. (USA) (1)                                                   2,509,400          41,706
Amylin Pharmaceuticals, Inc.(1)  (3)                                                       450,000           7,479            .75
Transkaryotic Therapies, Inc. (USA) (1)                                                  1,000,000          32,410            .49
Neurocrine Biosciences, Inc. (USA) (1)                                                     500,000          20,500            .31
NicOx S.A. (France) (1)                                                                    753,000          11,156            .17
TECHNE Corp. (USA) (1)                                                                     330,500          10,837            .17
Q-Med AB (Sweden) (1) (2)                                                                1,610,000           9,025            .14
Protein Design Labs, Inc. (USA) (1)                                                        858,000           7,121            .11
IDEXX Laboratories, Inc. (USA) (1)                                                         225,000           6,963            .11
Transgenomic, Inc. (USA) (1) (2)                                                         1,525,000           5,815            .09
OSI Pharmaceuticals, Inc. (USA) (1)                                                        287,000           4,870            .07
ILEX Oncology, Inc. (USA) (1)                                                              828,400           3,935            .06
Avigen, Inc. (USA) (1)                                                                     450,000           3,568            .06
Caliper Technologies Corp. (USA) (1)                                                       690,000           2,891            .04
Neurobiological Technologies, Inc. (USA) (1)                                               900,000           2,637            .04
Control Delivery Systems Inc., Series A, convertible preferred (USA) (1) (3) (4)            55,824           1,500            .02
Vical Inc. (USA) (1)                                                                       282,000             651            .01



INTERNET SOFTWARE & SERVICES  -  2.40%
EarthLink, Inc. (USA) (1) (2)                                                            7,531,700          40,219            .61
Hotels.com, Class A (formerly Hotel Reservations Network, Inc.)(USA) (1)                   500,000          25,290            .39
DoubleClick Inc. (USA) (1)                                                               4,039,400          20,763            .32
LendingTree, Inc.  (USA) (1)                                                               940,000          13,856
LendingTree, Inc. (1)  (3)                                                                 400,000           5,896            .30
Expedia, Inc., Class A (USA) (1)                                                           300,000          15,195            .23
Fidelity National Information Solutions, Inc. (USA) (1)                                    575,000           8,792            .13
MatrixOne, Inc. (USA) (1)                                                                1,500,000           6,510            .10
Orbiscom Ltd. (Ireland) (1) (3) (4)                                                      3,905,874           5,668            .09
NetRatings, Inc. (USA) (1)                                                                 776,200           4,533            .07
Digitas Inc. (USA) (1)                                                                   1,310,000           2,882            .04
Muse Prime Software, Inc., Series B, convertible preferred (formerly BridgeSpan,
 Inc.) (USA) (1) (2) 1,770,000                                                               2,372            .04
Ubizen (Belgium) (1)                                                                     1,068,000           2,215            .03
Homestore, Inc. (formerly Homestore.com, Inc.)(USA) (1)                                  4,600,000           1,334            .02
Meet World Trade, Series C, convertible preferred (USA) (1) (3) (4)                        389,416             730            .01
ProcurePoint Travel Solutions Inc., Series B, convertible preferred (USA)
(1) (3) (4)                  514,933                                                           499            .01
SonicWALL, Inc. (USA) (1)                                                                  158,200             435            .01
TriZetto Group, Inc. (USA) (1)                                                               5,500              27            .00
Commerx, Inc., Series B, convertible preferred (USA) (1) (3) (4)                           321,802               -            .00


SEMICONDUCTOR EQUIPMENT & PRODUCTS  -  2.38%
ASM International NV (New York registered) (Netherlands) (1) (2)                         2,746,800          24,859            .38
O2Micro International Ltd. (USA) (1) (2)                                                 2,150,000          16,942            .26
Faraday Technology Corp. (Taiwan) (1)                                                    6,046,300          16,583            .25
PMC-Sierra, Inc. (USA) (1)                                                               3,500,000          13,580            .21
Semtech Corp. (USA) (1)                                                                  1,350,000          13,095            .20
Micrel, Inc. (USA) (1)                                                                   1,750,000          10,780            .17
Power Integrations, Inc. (USA) (1)                                                         850,000          10,362            .16
Cymer, Inc. (USA) (1)                                                                      400,000           7,456            .11
ASM Pacific Technology Ltd. (Hong Kong)                                                  4,186,000           7,192            .11
Melexis NV (Belgium)                                                                     1,375,000           7,062            .11
MegaChips Corp. (Japan)                                                                    295,000           4,848            .07
Exar Corp. (USA) (1)                                                                       400,000           4,620            .07
Zeevo, Inc., Series C, convertible preferred (USA) (1) (2) (3) (4)                       1,587,301           3,981            .06
ASE Test Ltd. (Taiwan) (1)                                                                 966,400           3,411            .05
Advanced Energy Industries, Inc. (USA) (1)                                                 325,000           2,893            .04
Integrated Circuit Systems, Inc. (USA) (1)                                                 175,000           2,748            .04
BE Semiconductor Industries, NV (Netherlands) (1)                                          500,000           2,124            .03
Brooks-PRI Automation, Inc. (formerly Brooks Automation, Inc.) (USA) (1)                   150,000           1,713            .03
Vitesse Semiconductor Corp. (USA) (1)                                                    2,300,000           1,564            .02
ASAT Holdings Ltd. (ADR) (Hong Kong) (1)                                                   622,000             591            .01
ClearSpeed Technology Ltd. (United Kingdom) (1) (3) (4)                                  2,300,000              26            .00

HEALTH CARE EQUIPMENT & SUPPLIES  -  2.27%
Centerpulse (formerly Sulzer Medica Ltd)(Switzerland)(1)                                   201,600          30,345            .46
Wright Medical Group, Inc. (USA) (1)                                                     1,260,200          23,982            .36
ResMed Inc (USA) (1)                                                                       682,000          19,505
ResMed Inc, AUD denominated (1)                                                            750,000           2,116            .33
Wilson Greatbatch Technologies, Inc. (USA) (1)                                             465,800          12,949            .20
The Cooper Companies, Inc. (USA)                                                           200,000          10,500            .16
American Medical Systems Holdings, Inc. (USA) (1)                                          500,000          10,375            .16
Coloplast A/S, Class B (Denmark)                                                           137,000           9,657            .15
Lumenis Ltd. (Israel) (1) (2)                                                            2,270,000           8,898            .14
Sectra AB, Class B (Sweden)                                                              1,133,200           4,887            .07
Urologix, Inc. (USA) (1) (2)                                                               900,000           4,104            .06
Aspect Medical Systems, Inc. (USA) (1) (2)                                               1,137,000           3,297            .05
MedSource Technologies, Inc. (USA) (1)                                                     400,000           3,008            .05
Microlife Corp. (Taiwan)                                                                 1,336,200           2,878            .04
TriPath Imaging, Inc. (USA) (1)                                                            886,242           1,994            .03
Vision-Sciences, Inc. (USA) (1)                                                            984,500             817            .01
Genetronics Biomedical Corp., warrants, expire 2003 (USA) (1) (3) (4)                      120,000               1            .00



FOOD & DRUG RETAILING  -  2.17%
Performance Food Group Co. (USA) (1) (2)                                                 2,920,000          99,163           1.51
Cawachi Ltd. (Japan)                                                                       181,000          11,676            .18
Jean Coutu Group (PJC) Inc., Class A (Canada)                                            1,000,000          10,981            .17
Whole Foods Market, Inc. (USA) (1)                                                         250,000          10,710            .16
Sundrug Co., Ltd. (Japan)                                                                  220,000           9,473            .15
Migros Turk TAS (Turkey)                                                                 3,676,475             182            .00


FOOD PRODUCTS  -  1.78%
IOI Corp. Bhd. (Malaysia)                                                               20,000,000          30,263            .46
IAWS Group PLC (Ireland)                                                                 3,400,000          24,179            .37
Lindt & Sprungli AG (Switzerland)                                                            2,540          16,188
Lindt & Sprungli AG, participation certificate                                              13,076           7,270            .36
Burns, Philp & Co. Ltd. (Australia) (1)                                                 47,500,000          15,204
Burns, Philp & Co. Ltd., warrants, expire 2003 (1)                                       5,000,000           1,058            .25
PT Indofood Sukses Makmur Tbk (Indonesia)                                              109,321,500           9,120            .14
Cadiz Inc. (USA) (1) (2)                                                                 2,300,000           6,900            .10
Pulmuone Co., Ltd. (South Korea)                                                           230,000           6,554            .10

AEROSPACE & DEFENSE  -  1.46%
Mercury Computer Systems, Inc. (USA) (1) (2)                                             1,435,700          33,883            .52
DRS Technologies, Inc. (USA) (1)                                                           750,000          27,915            .42
Integrated Defense Technologies, Inc. (USA) (1) (2)                                        996,300          19,627            .30
EDO Corp. (USA)                                                                            650,000          14,567            .22


BUILDING PRODUCTS  -  1.43%
Uponor Oyj (Finland)                                                                     1,567,839          30,661            .47
Geberit AG (Switzerland)                                                                    63,965          17,434            .27
Kumgang Korea Chemical Co., Ltd. (South Korea)                                             145,000          13,932            .21
Ultraframe PLC (United Kingdom)                                                          3,575,000          13,120            .20
Noritz Corp. (Japan)                                                                     1,460,000          11,038            .17
Nobia AB (Sweden) (1)                                                                    1,255,000           7,441            .11


HOUSEHOLD DURABLES  -  1.34%
Ekornes ASA (Norway) (2)                                                                 2,230,000          22,420            .34
Rinnai Corp. (Japan)                                                                       600,000          14,077            .21
Yankee Candle Company, Inc. (USA) (1)                                                      800,000          13,736            .21
American Greetings Corp., Class A (USA)                                                    600,000           9,660            .15
Rational AG (Germany)                                                                      272,100           8,767            .13
Palm Harbor Homes, Inc. (USA) (1)                                                          663,906           7,709            .12
Sumitomo Forestry Co., Ltd. (Japan)                                                      1,150,000           6,776            .10
Fisher & Paykel Appliances Holdings Ltd. (New Zealand)                                   1,043,000           4,970            .08


TRANSPORTATION INFRASTRUCTURE  -  1.28%
SembCorp Logistics Ltd. (Singapore)                                                     39,605,200          37,439            .57
Zhejiang Expressway Co. Ltd., Class H (China)                                           75,000,000          25,003            .38
Jiangsu Expressway Co. Ltd., Class H (China)                                            79,250,000          21,339            .33


BEVERAGES  -  1.23%
BRL Hardy Ltd. (Australia)                                                               7,641,067          32,333            .49
Cott Corp. (Canada) (1)                                                                  1,689,850          25,649            .39
Anadolu Efes Biracilik ve Malt Sanayii AS (Turkey) (1)                                 960,000,000          15,344            .23
Robert Mondavi Corp., Class A (USA) (1)                                                    193,200           5,885            .09
Quilmes Industrial SA, Class B (ADR) (Argentina) (1)                                       220,200           1,629            .03


ENERGY EQUIPMENT & SERVICES  -  1.07%
Rowan Companies, Inc. (USA) (1)                                                          1,210,500          22,564            .34
Newpark Resources, Inc. (USA) (1)                                                        3,250,000          12,870            .20
Enerflex Systems Ltd. (Canada)                                                             895,000           9,433            .14
Precision Drilling Corp. (Canada) (1)                                                      293,000           8,819            .13
Hydril Co. (USA) (1)                                                                       317,500           7,899            .12
FMC Technologies, Inc. (USA) (1)                                                           350,000           5,866            .09
Ramco Energy PLC (United Kingdom) (1)                                                      800,000           2,988            .05

SOFTWARE  -  1.03%
Novell, Inc. (USA) (1)                                                                   9,754,000          20,483            .31
OPNET Technologies, Inc. (USA) (1) (2)                                                   1,045,500           6,618            .10
Macromedia, Inc. (USA) (1)                                                                 800,000           6,184            .09
Micromuse Inc. (USA) (1)                                                                 2,400,000           6,048            .09
Creo Inc. (Canada) (1)                                                                   1,000,000           5,010            .08
Telelogic AB (Sweden) (1) (2)                                                           12,452,500           4,913            .07
Verisity Ltd. (Israel) (1)                                                                 400,000           4,776            .07
Aldata Solution Oyj (Finland) (1) (2)                                                    4,237,300           3,306            .05
Aspen Technology, Inc. (USA) (1)                                                           533,000           1,599
Aspen Technology, Inc. (1)  (3)                                                            467,000           1,401
Aspen Technology, Inc., warrants, expire 2007 (1) (3) (4)                                   84,060               -            .05
Mentor Graphics Corp. (USA) (1)                                                            500,000           2,440            .04
MMC AS (Norway) (1) (3) (4)                                                              4,150,000           1,820            .03
Infoteria Corp. (Japan) (1) (2) (3) (4)                                                      2,672           1,372            .02
Monterey Design Systems Inc., Series E, convertible preferred (USA) (1) (3) (4)          1,000,000             670            .01
Ubi Soft Entertainment SA (France) (1)                                                      67,870             560            .01
SuSE Linux AG (Germany) (1) (3) (4)                                                         75,626             246            .00
diCarta  (USA) (1) (3) (4)                                                                 103,135             105            .00
Technology Nexus AB (Sweden) (1)                                                            38,700              31            .00


DIVERSIFIED FINANCIALS  -  0.88%
Federal Agricultural Mortgage Corp., Class C (USA) (1)                                     630,000          18,591            .28
Housing Development Finance Corp. Ltd. (India)                                             958,240          11,882            .18
Hong Kong Exchanges and Clearing Ltd. (Hong Kong)                                        7,181,100           8,655            .13
American Capital Strategies, Ltd. (USA)                                                    400,000           7,536            .12
Saxon Capital, Inc. (USA) (1)                                                              625,000           6,919            .11
Singapore Exchange Ltd. (Singapore)                                                      4,380,600           2,835            .04
OM AB (Sweden)                                                                             367,100           1,266            .02


METALS & MINING  -  0.79%
Gabriel Resources Ltd. (Canada) (1) (2)                                                  6,160,000          20,215            .31
Yanzhou Coal Mining Co. Ltd. (China)                                                    26,400,000           8,716            .13
M.I.M. Holdings Ltd. (Australia)                                                         9,600,000           5,885            .09
Hoganas AB, Class B (Sweden)                                                               320,000           5,761            .09
First Quantum Minerals Ltd. (Canada) (1) (2)                                             2,540,000           4,648            .07
Wheaton River Minerals Ltd. (Canada) (1) (3)                                             3,125,000           2,229
Wheaton River Minerals Ltd., warrants, expire 2007 (1) (3)                               1,562,500             493            .04
Thistle Mining Inc. (Canada) (1)                                                         6,264,309           1,779
Thistle Mining Inc., GBP denominated (1)                                                 3,025,000             902            .04
Navan Mining PLC (United Kingdom) (1) (2)                                               13,800,000           1,407            .02

INTERNET & CATALOG RETAIL  -  0.73%
School Specialty, Inc. (USA) (1) (2)                                                     1,080,000          27,011            .41
Internet Auction Co. Ltd. (South Korea) (1) (2)                                            677,443           9,291            .14
1-800-FLOWERS.COM, Inc., Class A (USA) (1)                                                 925,000           6,438            .10
dELiA*s Corp., Class A (USA) (1) (2)                                                     2,750,000           2,888            .04
RedEnvelope, Inc., Series E, convertible preferred (USA) (1) (2) (3) (4)                 2,525,124           1,626
RedEnvelope, Inc., Series F, convertible preferred (USA) (1) (2) (3) (4)                 1,018,681             650            .04


IT CONSULTING & SERVICES  -  0.69%
ProQuest Co. (USA) (1)                                                                     500,000          15,175            .23
Titan Corp. (USA) (1)                                                                    1,325,000          12,720            .19
Teleca AB, Class B (Sweden)                                                              2,893,241           7,174            .11
Alphameric PLC (United Kingdom) (2)                                                      6,625,000           5,510            .08
NEC Soft, Ltd. (Japan) (1)                                                                  46,050           1,366
NEC Soft, Ltd. (1) (5)                                                                      46,050           1,324            .04
HiQ International AB (Sweden)  (2)                                                       2,415,500             937            .02
ALTEN SA (France) (1)                                                                      247,500             880            .01
Enea Data AB (Sweden) (1)                                                                4,090,500             370            .01

COMMUNICATIONS EQUIPMENT  -  0.68%
CIENA Corp. (USA) (1)                                                                    3,900,000          11,583            .18
NetScreen Technologies, Inc. (USA) (1) (3)                                                 691,496           7,503            .12
New Focus, Inc. (USA) (1)                                                                2,460,000           6,642            .10
Plantronics, Inc. (USA) (1)                                                                335,000           5,461            .08
Ixia (USA) (1)                                                                           1,305,000           5,351            .08
Cambridge Silicon Radio, Series II, convertible preferred (United Kingdom)
 (1) (3) (4)                                                                             1,137,011           3,860            .06
Filtronic PLC (United Kingdom)                                                           2,949,600           2,907            .04
SwitchCore AB (Sweden) (1)                                                               1,824,377             580            .01
ADVA AG Optical Networking (Germany) (1)                                                   693,659             534            .01
Himachal Futuristic Communications Ltd. (India) (1)                                            100               -            .00

CONSTRUCTION & ENGINEERING  -  0.67%
Daelim Industrial Co., Ltd. (South Korea) (2)                                            2,425,000          28,478            .43
LG Engineering & Construction Co., Ltd. (South Korea)                                    1,100,000          11,563            .18
Kyowa Exeo Corp. (Japan)                                                                 1,050,000           4,159            .06


TEXTILES, APPAREL & LUXURY GOODS  -  0.65%
Phillips-Van Heusen Corp. (USA)                                                          1,300,000          16,380            .25
Texwinca Holdings Ltd. (Hong Kong)                                                      14,200,000           9,559            .15
Columbia Sportswear Co. (USA) (1)                                                          250,000           8,680            .13
Cheil Industries Inc. (South Korea)                                                        750,000           8,161            .12

REAL ESTATE  -  0.57%
Newhall Land and Farming Co. (USA)                                                       1,000,000          24,600            .38
Unibail (France)                                                                           222,000          12,498            .19


WIRELESS TELECOMMUNICATION SERVICES  -  0.50%
GLOBE TELECOM, Inc. (Philippines) (1)                                                    1,702,498          15,122            .23
Tele Nordeste Celular Participacoes SA, preferred nominative (ADR) (Brazil)                583,600           7,470            .12
Tele Celular Sul Participacoes SA, preferred nominative (ADR) (Brazil)                     939,900           6,203
Tele Celular Sul Participacoes SA, ordinary nominative                               2,247,692,036           1,155            .11
Total Access Communication PCL (Thailand) (1)                                            5,243,000           2,543            .04


CONSTRUCTION MATERIALS  -  0.43%
Associated Cement Companies Ltd. (India)                                                 7,650,000          21,818            .33
Anhui Conch Cement Co. Ltd., Class H (China)                                            23,000,000           6,340            .10

AIRLINES  -  0.42%
WestJet Airlines Ltd. (Canada) (1)                                                       2,040,000          23,432            .36
Atlantic Coast Airlines Holdings, Inc. (USA) (1)                                           300,000           2,775            .04
Continental Airlines, Inc., Class B (USA) (1)                                              250,000           1,348            .02


HOUSEHOLD PRODUCTS  -  0.36%
WD-40 Co. (USA)                                                                            816,300          23,591            .36

GAS UTILITIES  -  0.32%
International Energy Group Ltd. (United Kingdom) (2)                                     4,640,000          13,833            .21
Xinao Gas Holdings Ltd. (Hong Kong) (1) (2)                                             37,300,000           7,413            .11

DISTRIBUTORS  -  0.29%
MEDION AG (Germany)                                                                        476,600          14,122            .22
Sixt AG (Germany)                                                                          331,136           2,796
Sixt AG, nonvoting preferred                                                               294,768           2,009            .07

PAPER & FOREST PRODUCTS  -  0.27%
M-real Oyj, Class B (Finland)                                                            2,610,000          17,659            .27

COMPUTERS & PERIPHERALS  -  0.26%
Psion PLC (United Kingdom) (1)                                                          13,775,000           7,619            .12
Anoto Group AB (formerly C Technologies AB)(Sweden) (1) (2)                              4,967,433           4,820
Anoto Group AB, rights, expire 2002 (1) (2) (4)                                          4,967,433             178            .08
Opticom ASA (Norway) (1)                                                                   553,600           4,557            .07

OTHER  -  1.40%
KOSE Corp. (Japan)                                                                         475,200          14,488            .22
KEC Corp. (South Korea)                                                                    391,040          12,364            .19
Hung Hing Printing Group Ltd. (Hong Kong)                                               17,199,000          10,971            .17
Test-Rite International Co., Ltd.  (Taiwan)                                             15,620,000          10,677            .16
Neptune Orient Lines Ltd. (Singapore) (1)                                               24,000,000           8,305            .13
Perusahaan Perseroan (Persero) PT Indonesian Satellite Corp. Tbk (ADR)
(Indonesia)                                                                                850,000           7,973            .12
Zebra Technologies Corp., Class A (USA) (1)                                                120,000           6,323            .09
Samsung Co., Ltd. (South Korea)                                                            860,000           4,506            .07
TECMO, Ltd. (Japan)                                                                        450,000           4,038            .06
Ratchaburi Electricity Generating Holding PCL (Thailand)                                 9,686,200           3,783            .06
Grupo Auxiliar Metalurgico Technologica, SA (Spain) (1)                                    220,000           3,183            .05
SGL Carbon AG (Germany) (1)                                                                500,000           2,889            .04
LTG Technologies PLC (United Kingdom) (1) (2)                                           17,785,714           1,256            .02
Cogent Communications, Inc., Series C, convertible preferred (USA) (1) (3) (4)           4,973,129             402
Cogent Communications, Inc., Series B, convertible preferred (1) (3) (4)                 1,098,901             115            .01
Multiplex, Inc., Series C, convertible preferred (USA) (1) (3) (4)                       1,358,696             477            .01
Integrated Production and Test Engineering (Belgium) (1)                                   137,946             375            .00
Highpoint Telecommunications Inc. (Canada) (1) (4)                                         322,000               2            .00
Global Light Telecommunications Inc. (Canada) (1) (4)                                      228,000               2            .00

Miscellaneous  -  4.99%
Other equity securities in initial period of acquisition                                                   327,830           4.99


Total equity securities (cost: $7,169,162,000)                                                      $    6,060,096          92.32



                                                                                         Principal          Market        Percent
                                                                                            amount           value         of net
Short-term securities                                                                         (000)           (000)        assets

Corporate short-term notes  -  5.50%
Mont Blanc Capital Corp. 1.71%-1.76% due 10/8-11/20/2002 (3)                                50,000    $     49,940           .76%
Spintab AB (Swedmortgage) 1.75%-1.82% due 10/7-11/7/2002                                    27,500          27,476            .42
HBOS Treasury Services PLC 1.76%-1.77% due 10/23-10/31/2002                                 26,000          25,967            .40
Shell Finance (Netherlands) B.V. 1.70% due 10/9/2002 (3)                                    25,000          24,989            .38
Dexia Delaware LLC 1.73% due 10/10/2002                                                     25,000          24,988            .38
KfW International Finance Inc. 1.73%-1.76%  due 10/8-10/11/2002                             25,000          24,988            .38
Asset Securitization Cooperative Corp. 1.77% due 10/17/2002 (3)                             25,000          24,979            .38
ChevronTexaco Corp. 1.69%-1.72% due 10/11-11/4/2002 (3)                                     25,000          24,969            .38
Nestle Capital Corp. 1.72% due 11/1/2002 (3)                                                25,000          24,962            .38
Lloyds Bank PLC 1.76% due 11/8/2002 (3)                                                     25,000          24,952            .38
GlaxoSmithKline Finance PLC 1.77% due 10/18/2002                                            24,600          24,578            .37
Bank of Nova Scotia 1.72% due 10/21/2002                                                    23,600          23,576            .36
Ciesco LP 1.74% due 10/30/2002                                                              20,000          19,971            .30
AEGON Funding Corp. 1.72% due 10/15/2002 (3)                                                15,000          14,989            .23


Federal agency discount notes  -  1.70%
Freddie Mac 1.65%-1.70% due 10/1-11/7/2002                                                  72,900          72,816           1.11
Federal Home Loan Banks 1.625% due 11/15/2002                                               25,000          24,948            .38
Fannie Mae 1.68% due 11/6/2002                                                              14,000          13,976            .21

U.S. Treasuries  -  0.32%
U.S. Treasury Bills 1.68% due 10/24/2002                                                    21,000          20,977            .32

Total short-term securities (cost: $494,041,000)                                                           494,041           7.52


Total investment securities (cost: $7,663,203,000)                                                       6,554,137          99.84

New Taiwanese Dollar (cost: $3,324,000)                                                 NT$109,119           3,134            .05

Excess of cash and receivables over payables                                                                 7,221            .11

Net assets                                                                                              $6,564,492        100.00%

(1) Non-income-producing security.
(2) Represents an affiliated company as defined under the Investment Company Act of 1940.
(3) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration.
(4) Valued under fair value procedures adopted by authority of the Board of Directors.
(5) This security has been authorized but not yet issued.

ADR = American Depositary Receipts
GDR = Global Depositary Receipts

See Notes to Financial Statements



Equity securities appearing in the portfolio since March 31, 2002
9/30/2002

AFC Enterprises
American Greetings
American Healthways
Anhui Conch Cement
Aristocrat Leisure
Barnes & Noble
Baycorp Advantage
Bonavista Petroleum
Cabot Oil & Gas
Canadian Oil Sands Trust
Cawachi
CIENA
Columbia Sportswear
Cooper Companies
Culture Convenience Club
Daegu Bank
Daelim Industrial
DRS Technologies
EDO
Fidelity National Information Solutions
Fitness First
FLIR Systems
Hong Kong Exchanges and Clearing
Hudson River Bancorp
Hung Hing Printing Group
Hyosung
Integrated Defense Technologies
InterMune
IOI
KEC
Korea Exchange Bank
LendingTree
Miller's Retail
Nobia
Nortiz
Odyssey HealthCare
PMC-Sierra
ProQuest
Pusan Bank
Radio One
Recordati
Renishaw
Rinnai
Solutia
SOURCECORP
Sundrug
Techem
TECHNE
Test-Rite International
Texwinca Holdings
Venture Production
WD-40
Western Gas Resources
Wheaton River Minerals
William Hill
Wright Medical Group
Yankee Candle
Yanzhou Coal Mining



Equity securities eliminated from the portfolio since March 31, 2002
9/30/2002



Aderans
AIT Group
America Online Latin America
AmeriPath
AMN Healthcare Services
Antenna TV
Anthracite Capital
Arcadia Group
Arcon International Resources
Armor Holdings
Asyst Technologies
Atlas Air Worldwide Holdings
Austar United Communications
AVEX
Avocet Mining
BEC World
Cable Satisfaction International
Cambridge Antibody Technology Group
Castellum
Cephalon
Cheil Jedang
CNET Networks
Coca-Cola Central Japan
Cognos
Computer Access Technology
CoreExpress
Corporate Services Group
Cross Country
Cubist Pharmaceuticals
Cumulus Media
Digital Electronics
DigitalThink
DSP Group
Edison Schools
Elantec Semiconductor
Embarcadero Technologies
EUROBIKE
Exedy
Fisher & Paykel Healthcare
Flextronics International
Forbes Medi-Tech
Genesco
GFT Technologies
Gladstone Capital
Grant Prideco
Grupo Aeroportuario del Sureste
Hain Celestial Group
HIT Entertainment
HNC Software
Homac
Hudson United Bancorp
Hughes Software Systems
Innovation Group
Integra LifeSciences Holdings
InternetStudios.com
Intertape Polymer Group
Invitrogen
ITE Group
I T International Theatres
i2 Technologies
Jenoptik
Journal Register
Key3Media Group
Koito Manufacturing
Mahindra & Mahindra
Medallion Financial
Metris Companies
Microchip Technology
Midas
MIH
MIH Holdings
Miura
Morton's Restaurant Group
M2S Sverige
National Petrochemical
NCsoft
Nissin
Nobel Biocare
NOK
Openwave Systems
Pacific Capital Bancorp
patsystems
PayPal
Pinnacle Systems
PizzaExpress
Point Therapeutics
POOLiA
Power X
PRIMEDIA
Quest Software
RADWARE
RailAmerica
Resources Connection
Retek
RG Capital Radio
Rudolph Technologies
Sabate Diosos
Selectica
Sigma Networks
Simplex Solutions
SkyWest
SmartForce
S.O.I.TEC
Sotec
Stonesoft
SuperGen
Techtronic Industries
Tele Centro Oeste Celular Participacoes
Tele Leste Celular Participacoes
Tele Norte Celular Participacoes
Telemig Celular Participacoes
THK
Tohoku Pioneer
TriQuint Semiconductor
Ulticom
United Therapeutics
Varian Semiconductor Equipment Associates
VIA NET.WORKS
Vintage Petroleum
WEB.DE
West Coast Bancorp
Woolworths Group
XOMA
Yushin Precision Equipment
Zarlink Semiconductor



SMALLCAP World Fund
Financial statements
(dollars and shares in thousands, except per-share amounts)
Statement of assets and liabilities
at September 30, 2002

Assets:
 Investment securities at market:
  Unaffiliated issuers (cost: $5,920,097)                                            $5,214,693
  Affiliated issuers (cost: $1,743,106)                                               1,339,444                  $6,554,137
 Cash denominated in non-U.S. currencies
  (cost: $3,324)                                                                                                      3,134
 Cash                                                                                                                   318
 Receivables for:
  Sales of investments                                                                   22,514
  Sales of fund's shares                                                                  8,666
  Dividends                                                                               6,976                      38,156
                                                                                                                  6,595,745
Liabilities:
 Payables for:
  Purchases of investments                                                               11,381
  Repurchases of fund's shares                                                           12,850
  Investment advisory services                                                            3,818
  Services provided by affiliates                                                         2,554
  Deferred Directors' compensation                                                          445
  Other fees and expenses                                                                   205                      31,253
Net assets at September 30, 2002                                                                                 $6,564,492

,Net assets consist of:
 Capital paid in on shares of capital stock                                                                      $9,872,473
 Accumuluated net investment loss                                                                                   (51,687)
 Accumulated net realized loss                                                                                   (2,147,017)
 Net unrealized depreciation                                                                                     (1,109,277)
  Net assets at September 30, 2002                                                                               $6,564,492

Total authorized capital stock - 800,000 shares, $0.01 par value
                                                          Net assets         Shares outstanding   Net asset value per share
                                                                                                                         (1)
Class A                                                   $6,282,720                    358,418                      $17.53
Class B                                                      118,330                      6,881                       17.20
Class C                                                       56,291                      3,283                       17.15
Class F                                                       24,146                      1,381                       17.48
Class 529-A                                                   15,141                        864                       17.53
Class 529-B                                                    3,200                        184                       17.43
Class 529-C                                                    6,602                        379                       17.44
Class 529-E                                                      665                         38                       17.50
Class 529-F                                                        1                         -*                       17.53
Class R-1                                                         20                          1                       17.49
Class R-2                                                      2,362                        135                       17.49
Class R-3                                                      2,388                        136                       17.51
Class R-4                                                         13                          1                       17.53
Class R-5                                                     52,613                      2,997                       17.55

*Amount less than one thousand.
(1) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Class A and Class 529-A, for which the maximum offering prices per share were $18.60 for each.



See Notes to Financial Statements
(dollars in thousands)
Statement of operations
for the year ended September 30, 2002
Investment income:
 Income:
  Interest                                                                             $  18,846
  Dividends (net of non-U.S. withholding
            tax of $4,344; also includes
            $9,493 from affiliates)                                                       51,085                   $  69,931

 Fees and expenses:
  Investment advisory services                                                            55,303
  Distribution services                                                                   21,752
  Transfer agent services                                                                 14,770
  Administrative services                                                                    193
  Reports to shareholders                                                                    693
  Registration statement and prospectus                                                      768
  Postage, stationery and supplies                                                         1,936
  Directors' compensation                                                                    125
  Auditing and legal                                                                         129
  Custodian                                                                                1,519
  State and local taxes                                                                      258
  Other                                                                                      186
  Total expenses before reimbursement                                                     97,632
   Reimbursement of expenses                                                                   3                      97,629
 Net investment loss                                                                                                 (27,698)

Net realized loss and unrealized
 appreciation on investments
 and non-U.S. currency:
 Net realized (loss) gain on:
  Investments (including $(425,828) net loss from affiliates)                         (1,019,521)
  Non-U.S. currency transactions                                                             122                  (1,019,399)
 Net unrealized appreciation (depreciation) on:
  Investments                                                                            682,893
  Non-U.S. currency translations                                                             (15)                    682,878
   Net realized loss and
    unrealized appreciation
    on investments and non-U.S. currency                                                                            (336,521)
Net decrease in net assets resulting
 from operations                                                                                                  $ (364,219)



See Notes to Financial Statements




 (dollars in thousands)
Statement of changes in net assets

 Year ended 'September 30
                                                                                               2002                        2001
Operations:
 Net investment loss                                                                     $  (27,698)                  $  (1,572)
 Net realized loss on investments and
  non-U.S. currency transactions                                                         (1,019,399)                 (1,118,567)
 Net unrealized appreciation (depreciation)
  on investments and non-U.S. currency translations                                         682,878                  (5,126,253)
  Net decrease in net assets
   resulting from operations                                                               (364,219)                 (6,246,392)

Dividends and distributions paid to
 shareholders:
  Dividends from net investment income                                                      (14,969)                          -
  Distributions from net realized gain
   on investments                                                                                 -                  (1,844,409)
    Total dividends and distributions paid
     to shareholders                                                                        (14,969)                 (1,844,409)

Capital share transactions                                                                 (431,741)                  1,295,521

Total decrease in net assets                                                               (810,929)                 (6,795,280)

Net assets:
 Beginning of year                                                                        7,375,421                  14,170,701
 End of year (including accumulated
  net investment loss of
   $(51,687) and $(17,883),
  respectively)                                                                         $ 6,564,492                  $7,375,421



See Notes to Financial Statements


Notes to financial statements


1. Organization and significant accounting policies

Organization - SMALLCAP World Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital through investments in smaller companies in the U.S. and around the world.

The fund offers 14 share classes consisting of four retail share classes, five CollegeAmerica savings plan share classes and five retirement plan share classes. The CollegeAmerica savings plan share classes (classes 529-A, 529-B, 529-C, 529-E and 529-F) are sponsored by the Commonwealth of Virginia and can be utilized to save for college education. The five retirement plan share classes (classes R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The fund's share classes are described below:

---------------------------------------------------------------------------------------------------------
     Share class       Initial sales charge  Contingent deferred sales         Conversion feature
                                               charge upon redemption
---------------------------------------------------------------------------------------------------------
---------------------------------------------                           ---------------------------------
  Class A and Class         Up to 5.75%                 None                          None
        529-A
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Class B and Class            None           Declines from 5% to zero  Class B and Class 529-B convert
        529-B                                  for redemptions within     to Class A and Class 529-A,
                                               six years of purchase    respectively, after eight years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
       Class C                 None          1% for redemptions within    Class C converts to Class F
                                                one year of purchase             after 10 years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
     Class 529-C               None          1% for redemptions within                None
                                                one year of purchase
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
     Class 529-E               None                     None                          None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Class F and Class            None                     None                          None
        529-F
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Class R-1, Class R-2,          None                     None                          None
 Class R-3, Class R-4
    and Class R-5
---------------------------------------------------------------------------------------------------------


Holders of all share classes have equal pro rata rights to assets, dividends and liquidation. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

         Security valuation - Equity securities are valued at the last reported sale price on the broadest and most representative exchange or market on which such securities are traded, as determined by the fund's investment adviser, as of the close of business or, lacking any sales, at the last available bid price. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Forward currency contracts are valued at the mean of their representative quoted bid and asked prices. Securities and other assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by authority of the fund's Board of Directors.

         Security transactions and related investment income - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

         Class allocations - Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

         Dividends and distributions to shareholders - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

         Non-U.S. currency translation - Assets and liabilities, including investment securities, denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rates in effect at the end of the reporting period. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. In the accompanying financial statements, the effects of changes in non-U.S. exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in non-U.S. currencies are disclosed separately.

         Forward currency contracts - The fund may enter into forward currency contracts, which represent agreements to exchange non-U.S. currencies on specific future dates at predetermined rates. The fund enters into these contracts to manage its exposure to changes in non-U.S. exchange rates arising from investments denominated in non-U.S. currencies. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates. Due to these risks, the fund could incur losses up to the entire contract amount, which may exceed the net unrealized value shown in the accompanying financial statements. On a daily basis, the fund values forward currency contracts based on the applicable exchange rates and records unrealized gains or losses. The fund records realized gains or losses at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency.

2.       Non-U.S. investments

Investment risk - The risks of investing in securities of non-U.S. issuers may include, but are not limited to, investment and repatriation restrictions; revaluation of currencies; adverse political, social and economic developments; government involvement in the private sector; limited and less reliable investor information; lack of liquidity; certain local tax law considerations; and limited regulation of the securities markets.

Taxation - Dividend and interest income is recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities. For the year ended September 30, 2002, non-U.S. taxes paid on realized gains were $769,000. As of September 30, 2002, non-U.S. taxes provided on unrealized gains were $67,000.

3. Federal income taxation and distributions

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made.

Distributions - Distributions are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses; short-term capital gains and losses; capital losses related to sales of securities within 30 days of purchase; unrealized appreciation of certain investments in non-U.S. securities; expenses deferred for tax purposes; cost of investments sold; net capital losses and net operating losses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund. As of September 30, 2002, the cost of investment securities and cash denominated in non-U.S. currencies for federal income tax purposes was $7,709,788,000.

During the year ended September 30, 2002, the fund reclassified $368,000 from additional paid-in capital and $8,495,000 from undistributed net realized gains to undistributed net investment income to align financial reporting with tax reporting.

As of September 30, 2002, the components of distributable earnings on a tax basis were as follows:

                                                                                               (dollars in thousands)
Accumulated net investment income and currency losses                                                        (15,000)
Loss deferrals related to non-U.S. currency that were realized during the period November 1,                  (1,063)
2001 through September 30, 2002
Short-term and long-term capital loss deferrals                                                           (2,138,872)
Gross unrealized appreciation on investment securities                                                        936,989
Gross unrealized depreciation on investment securities                                                    (2,089,506)

Short-term and long-term capital loss deferrals above include capital loss carryforwards of $53,865,000 and $1,186,404,000 expiring in 2009 and 2010, respectively. The capital loss carryforwards will be used to offset any capital gains realized by the fund in the current year or in subsequent years through the expiration dates. The fund will not make distributions from capital gains while capital loss carryforwards remain. Also included are capital losses of $898,602,000 that were realized during the period November 1, 2001 through September 30, 2002.

The tax character of distributions paid was as follows (dollars in thousands):


Year ended September 30, 2002
                                      Distributions from ordinary income
Share class                     Net investment income and currency gains           Short-term capital gains

Class A                                                         $ 14,919                                $ -
Class C                                                                6                                  -
Class F                                                               44                                  -
Total                                                           $ 14,969                                $ -





                                Distributions from long-term capital gains        Total distributions paid
Class A                                                                $ -                        $ 14,919
Class C                                                                  -                               6
Class F                                                                  -                              44
Total                                                                  $ -                        $ 14,969




Year ended September 30, 2001
                                      Distributions from ordinary income
Share class                     Net investment income and currency gains           Short-term capital gains
Class A                                                                -                                  -
Class B                                                                -                                  -
Total                                                                  -                                  -




                                Distributions from long-term capital gains        Total distributions paid
Share class                                                    $ 1,832,488                     $ 1,832,488
Class A                                                             11,921                          11,921
Class B                                                        $ 1,844,409                     $ 1,844,409
Total



4. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund's investment adviser, is the parent company of American Funds Service Company ("AFS"), the fund's transfer agent, and American Funds Distributors ("AFD"), the principal underwriter of the fund's shares.

Investment advisory services -The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.800% on the first $1 billion of daily net assets and decreasing to 0.595% on such assets in excess of $27 billion. For the year ended September 30, 2002, the investment advisory services fee was equivalent to an annualized rate of 0.670% of average daily net assets.

Class-specific fees and expenses - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

         Distribution services - The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the Board of Directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for annual expenses, based on a percentage of average daily net assets, ranging from 0.30% to 1.00% as noted below. In some cases, the Board of Directors has approved expense amounts lower than plan limits.

         ------------------------------------------------ ----------------------------- -----------------------------
         Share class                                       Currently approved limits            Plan limits
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class A                                                     0.30%                         0.30%
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class 529-A                                                  0.30                          0.50
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class B and Class 529-B                                      1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class C, Class 529-C and Class R-1                           1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class R-2                                                    0.75                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class 529-E and Class R-3                                    0.50                          0.75
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class F, Class 529-F and Class R-4                           0.25                          0.50
         ------------------------------------------------ ----------------------------- -----------------------------

         All share classes may use up to 0.25% of these expenses to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD for providing certain shareholder services. Expenses in excess of these amounts, up to approved limits, may be used to compensate dealers and wholesalers for shares sold.

         For Class A and Class 529-A, the Board of Directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. Each class reimburses AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of September 30, 2002, there were no unreimbursed expenses which remain subject to reimbursement for Class A or for Class 529-A.

         Transfer agent services - The fund has a transfer agency agreement with AFS for Class A and Class B shares. Under this agreement, these share classes compensate AFS for transfer agency services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agency services provided to all other share classes from the administrative services fees paid to CRMC described below.

         Administrative services - The fund has an administrative services agreement with CRMC to provide transfer agency and other related shareholder services for all classes of shares other than Class A and Class B. Each relevant class pays CRMC annual fees of 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant class also pays AFS additional amounts for certain transfer agency services. CRMC and AFS may use these fees to compensate third parties for performing these services. During the start-up period for Class R-1, Class R-2, Class R-3 and Class R-4, CRMC has voluntarily agreed to pay a portion of these fees. Each 529 share class is subject to an additional annual administrative fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the CollegeAmerica plan. Administrative services fees are presented gross of any payments made by CRMC.

         Expenses under the agreements described above for the year ended September 30, 2002, were as follows (dollars in thousands):

         -----------------------------------------------------------------------
           Share class     Distribution    Transfer agent     Administrative
                             services         services           services
         -----------------------------------------------------------------------
             Class A          $19,984          $14,504        Not applicable
         -----------------------------------------------------------------------
         -----------------------------------------------------------------------
             Class B           1,228             266          Not applicable
         -----------------------------------------------------------------------
         -----------------------------------------------------------------------
             Class C            442                                 $97





                                              Included
                                                 in
                                           administrative
                                              services
         ---------------------------------                  --------------------
         ---------------------------------                  --------------------
             Class F            48                                  43
         ---------------------------------                  --------------------
         ---------------------------------                  --------------------
           Class 529-A          10                                  16
         ---------------------------------                  --------------------
         ---------------------------------                  --------------------
           Class 529-B          12                                   4
         ---------------------------------                  --------------------
         ---------------------------------                  --------------------
           Class 529-C          24                                   8
         ---------------------------------                  --------------------
         ---------------------------------                  --------------------
           Class 529-E           1                                   1
         ---------------------------------                  --------------------
         ---------------------------------                  --------------------
           Class 529-F          -*                                   -
         ---------------------------------                  --------------------
         ---------------------------------                  --------------------
            Class R-1           -*                                  -*
         ---------------------------------                  --------------------
         ---------------------------------                  --------------------
            Class R-2            2                                   3
         ---------------------------------                  --------------------
         ---------------------------------                  --------------------
            Class R-3            1                                   1
         ---------------------------------                  --------------------
         ---------------------------------                  --------------------
            Class R-4           -*                                  -*
         ---------------------------------                  --------------------
         ---------------------------------                  --------------------
            Class R-5     Not applicable                             20
         -----------------------------------------------------------------------
         * Amount less than one thousand.

Deferred Directors' compensation - Since the adoption of the deferred compensation plan in 1993, Directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors' fees in the accompanying financial statements include the current fees (either paid in cash or deferred) and the net increase or decrease in the value of the deferred amounts.

Affiliated officers and Directors - Officers and certain Directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or Directors received any compensation directly from the fund.

5. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):


Year ended September 30, 2002
                                                              Reinvestments of dividends
Share class                          Sales(1)                          and distributions            Repurchases(1)
                                      Amount         Shares            Amount Shares            Amount   Shares

Class A                          $ 1,421,738         66,536          $ 14,140    631      $ (2,088,680) (98,892)
Class B                               67,429          3,183                 -      -           (20,798)  (1,007)
Class C                               83,268          4,003                 6    - *           (32,956)  (1,644)
Class F                               46,726          2,199                38      2           (25,762)  (1,219)
Class 529-A(2)                        18,779            875                 -      -              (214)     (11)
Class 529-B(2)                         3,915            185                 -      -               (16)      (1)
Class 529-C(2)                         8,196            384                 -      -               (94)      (5)
Class 529-E(2)                           798             38                 -      -               - *      - *
Class 529-F(2)                             1            - *                 -      -                 -        -
Class R-1(3)                              21              1                 -      -               - *      - *
Class R-2(3)                           2,903            157                 -      -              (390)     (22)
Class R-3(3)                           2,790            154                 -      -              (328)     (18)
Class R-4(3)                              14              1                 -      -                 -        -
Class R-5(3)                          70,305          3,177                 -      -            (3,570)    (180)
Total net increase
   (decrease) in fund            $ 1,726,883         80,893          $ 14,184    633      $ (2,172,808) 102,999)





                           Net increase (decrease)
                                           Amount        Shares
Class A                                $ (652,802)      (31,725)
Class B                                    46,631         2,176
Class C                                    50,318         2,359
Class F                                    21,002           982
Class 529-A(2)                             18,565           864
Class 529-B(2)                              3,899           184
Class 529-C(2)                              8,102           379
Class 529-E(2)                                798            38
Class 529-F(2)                                  1           - *
Class R-1(3)                                   21             1
Class R-2(3)                                2,513           135
Class R-3(3)                                2,462           136
Class R-4(3)                                   14             1
Class R-5(3)                               66,735         2,997
Total net increase
   (decrease) in fund                  $ (431,741)      (21,473)



Year ended September 30, 2001
                                                              Reinvestments of dividends
Share class                          Sales(1)                          and distributions            Repurchases(1)
                                      Amount         Shares            Amount Shares            Amount   Shares
Class A                          $ 1,723,568         65,277       $ 1,753,884 62,976      $ (2,289,551) (88,422)
Class B                               75,764          2,886            11,688    423           (10,348)    (416)
Class C(4)                            21,774            950                 -      -              (564)     (26)
Class F(4)                            25,571          1,085                 -      -           (16,265)    (686)
Total net increase
   (decrease) in fund            $ 1,846,677         70,198       $ 1,765,572 63,399      $ (2,316,728) (89,550)




                                        Net increase
                                   Amount        Shares

Class A                        $ 1,187,901        39,831
Class B                             77,104         2,893
Class C(4)                          21,210           924
Class F(4)                           9,306           399
Total net increase
   (decrease) in fund          $ 1,295,521        44,047




* Amount less than one thousand.
(1) Includes exchanges between share classes of the fund.
(2) Class 529-A, Class 529-B, Class 529-C, Class 529-E and Class 529-F shares were offered beginning February 15, 2002.
(3) Class R-1, Class R-2, Class R-3, Class R-4 and Class R-5 shares were offered beginning May 15, 2002.
(4) Class C and Class F shares were offered beginning March 15, 2001.




6. Restricted securities

The fund has invested in certain securities for which resale may be limited to qualified buyers or which are otherwise restricted. These securities are identified in the investment portfolio. As of September 30, 2002, the total value of restricted securities was $329,782,000, which represents 5.02% of the net assets of the fund.

7. Investment transactions and other disclosures

The fund made purchases and sales of investment securities, excluding short-term securities, of $3,748,375,000 and $4,010,299,000, respectively, during the year ended September 30, 2002.

The fund receives a reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the year ended September 30, 2002, the custodian fee of $1,519,000 includes $32,000 that was offset by this reduction, rather than paid in cash.

8. Transactions with affiliates
If the fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer, that issuer is considered to be an affiliated issuer, as defined under the Investment Company Act of 1940. A summary of the fund's transactions in the securities of affiliated issuers during the year ended September 30, 2002 is as follows:




                                        Beginning                                    Ending      Realized     Realized
Company                                    shares    Purchases           Sales       shares     Gain/Loss    Gain/Loss
                                                                                                                  (000)

Advanced Energy Industries/1/           1,447,000      325,000       1,447,000      325,000
African Lakes/1/                        7,586,900            -       7,586,900            -             -            -
AimGlobal Technologies/1/                 650,000            -         650,000            -             -            -
Aldata Solution                         1,837,300    2,400,000               -    4,237,300             -            -
Alphameric                              4,925,000    1,700,000               -    6,625,000             -            -
alphyra group                             898,200      950,000               -    1,848,200             -            -
American Healthways                             -      900,000               -      900,000             -            -
Anoto Group                             2,946,600    6,988,266               -    9,934,866             -            -
ASM International                               -    2,746,800               -    2,746,800             -            -
Aspect Medical Systems                  1,137,000            -               -    1,137,000             -            -
Aspen Technology/1/                     1,625,000      533,000       1,625,000      533,000             -            -
AudioCodes/1/                           2,300,000            -       2,300,000            -             -            -
Avigen/1/                               1,050,000            -         600,000      450,000             -            -
Avocet Mining/1/                        3,700,000            -       3,700,000            -             -            -
Baycorp Advantage                               -   13,892,100               -   13,892,100             -            -
BKN International                         500,000            -               -      500,000             -            -
Black Box/1/                            1,084,000            -       1,084,000            -             -            -
BRL Hardy/1/                            8,668,238      940,850       1,968,021    7,641,067             -            -
Cadiz                                   2,300,000            -               -    2,300,000             -            -
Cafe de Coral Holdings                          -   28,192,000               -   28,192,000             -            -
Caliper Technologies/1/                 1,548,500            -         858,500      690,000             -            -
Cambrex                                 1,480,000            -         180,000    1,300,000   $(1,693,890)     $(1,694)
Centene                                         -      650,000               -      650,000             -            -
Cheil Communications                      170,000      128,000               -      298,000             -            -
CIMA LABS/1/                              617,200      200,000         507,200      310,000
Computer Access Technology/1/           1,000,000            -       1,000,000            -             -            -
Concord Camera/1/                       1,400,800            -       1,400,800            -             -            -
Daelim Industrial                               -    2,425,000               -    2,425,000             -            -
DDi/1/                                  3,100,000            -         825,000    2,275,000             -            -
dELiA*s                                 2,750,000            -               -    2,750,000             -            -
DFS Furniture/1/                        6,478,870            -       2,501,800    3,977,070             -            -
diCarta/1/                              1,650,165                    1,547,030      103,135             -            -
Documentum/1/                           2,366,900            -       2,366,900            -             -            -
DoubleClick/1/                          4,575,000    3,700,000       4,235,600    4,039,400
DSP Group/1/                            1,411,000            -       1,411,000            -             -            -
EarthLink                               5,673,000    2,208,700         350,000    7,531,700     2,608,608        2,609
Education Management                    1,625,000      200,000               -    1,825,000             -            -
Ekornes                                 1,670,000      560,000               -    2,230,000             -            -
Elantec Semiconductor/1/                1,200,000            -       1,200,000            -             -            -
Enerflex Systems/1/                       625,000      270,000                      895,000
EUROBIKE/1/                               364,000            -         364,000            -             -            -
Exar/1/                                 2,525,000            -       2,125,000      400,000             -            -
Extended Stay America                   6,190,000            -               -    6,190,000             -            -
Faraday Technology/1/                   7,000,000    1,737,300       2,691,000    6,046,300             -            -
First Quantum Minerals                  2,540,000            -               -    2,540,000             -            -
Fitness First                                   -    6,662,500               -    6,662,500             -            -
Gabriel Resources                       5,260,000      900,000               -    6,160,000             -            -
Generex Biotechnology/1/                1,243,467            -       1,079,000      164,467             -            -
Genetronics Biomedical/1/               2,090,000      360,000       2,330,000      120,000             -            -
Hana Microelectronics                   8,600,000    1,435,000       1,385,600    8,649,400       (66,556)         (66)
Hilb, Rogal and Hamilton                        -    1,780,000               -    1,780,000             -            -
HiQ International                       2,820,000            -         404,500    2,415,500      (675,741)        (676)
HNC Software/1/                         2,089,000        1,600       2,090,600            -             -            -
HotJobs.com/1/                          2,350,000            -       2,350,000            -             -            -
Hyosung                                         -    1,720,000               -    1,720,000             -            -
IDEXX Laboratories/1/                   2,181,300            -       1,956,300      225,000             -            -
ILEX Oncology/1/                        1,374,500      132,500         678,600      828,400             -            -
Imagistics International                        -    1,211,100         210,000    1,001,100     1,219,704        1,220
Independent Insurance Group/1/         14,540,000            -      14,540,000            -             -            -
Informatics Holdings                   16,964,000            -         899,000   16,065,000       298,488          298
Infoteria                                   2,672            -               -        2,672             -            -
Integrated Defense Technologies                 -      996,300               -      996,300             -            -
International Energy Group              4,640,000            -               -    4,640,000             -            -
Internet Auction                          558,643      118,800               -      677,443             -            -
InternetStudios.com/1/                    794,000       39,700         833,700            -             -            -
Intertape Polymer Group/1/              1,700,000            -       1,700,000            -             -            -
ITE Group/1/                           16,708,233            -      16,708,233            -             -            -
J D Wetherspoon                         9,404,935    1,980,681               -   11,385,616             -            -
Kingboard Chemical Holdings            30,492,000    4,550,000               -   35,042,000             -            -
Lions Gate Entertainment                2,500,000      303,500               -    2,803,500             -            -
LTG Technologies                        3,500,000   14,285,714               -   17,785,714             -            -
Lumenis                                 1,520,000      750,000               -    2,270,000             -            -
Mandarin Oriental International        43,000,000   10,000,000               -   53,000,000             -            -
MemberWorks/1/                          1,000,000            -       1,000,000            -             -            -
Mercury Computer Systems                  880,000    1,035,700         480,000    1,435,700     5,489,760        5,490
Michaels Stores/1/                      2,215,000    2,065,000       1,304,500    2,975,500                          -
Micronic Laser Systems                  1,319,476            -               -    1,319,476             -            -
Midas/1/                                  903,000            -         903,000            -             -            -
MIPS Technologies/1/                    2,485,000            -       2,485,000            -             -            -
Morton's Restaurant Group/1/              396,000            -         396,000            -             -            -
Mosaic Group/1/                         4,285,800            -       4,285,800            -             -            -
Muse Prime Software                     1,770,000            -               -    1,770,000             -            -
Navan Mining                                    -   13,800,000               -   13,800,000             -            -
New Focus/1/                            4,930,000    1,760,000       4,230,000    2,460,000             -            -
Nissin/1/                               1,725,000       75,500       1,800,500            -             -            -
O2Micro International                   1,253,600    1,298,600         402,200    2,150,000       (81,781)         (82)
OPNET Technologies                      1,045,500            -               -    1,045,500             -            -
P.F. Chang's China Bistro/1/              765,500      765,500         819,000      712,000             -            -
P4 Radio Hele Norge                     1,648,000            -               -    1,648,000             -            -
Paladin Resources                      11,270,998    4,812,992               -   16,083,990             -            -
Performance Food Group                  1,460,000    1,460,000               -    2,920,000             -            -
Photobition Group/1/                    6,200,000            -       6,200,000            -             -            -
Polaris Software Lab/1/                 2,631,457            -       2,631,457            -             -            -
Power Integrations/1/                   1,653,100      590,300       1,393,400      850,000             -            -
Province Healthcare                             -    3,095,000               -    3,095,000             -            -
PSD Group                               1,628,000            -               -    1,628,000             -            -
Q-Med                                   1,005,000      605,000               -    1,610,000             -            -
RedEnvelope                             2,525,124    1,018,681               -    3,543,805             -            -
Robert Walters                          5,000,000            -               -    5,000,000             -            -
Rogers                                    956,800            -               -      956,800             -            -
Salix Pharmaceuticals/1/                  960,000            -         840,200      119,800             -            -
Sanctuary Group                        11,470,839    8,000,000               -   19,470,839             -            -
SBS Broadcasting                        1,457,000      343,000               -    1,800,000             -            -
School Specialty                        1,130,000       52,900         102,900    1,080,000       990,294          990
Scios/1/                                2,500,000            -         245,000    2,255,000             -            -
Sharper Image                             775,000            -               -      775,000             -            -
Steak n Shake                           1,718,750            -          19,600    1,699,150        82,937           83
Stratos Lightwave/1/                    3,587,200            -       3,587,200            -             -            -
SuSE Linux/1/                              37,813       37,813               -       75,626             -            -
Sylvan Learning Systems                         -    2,620,000               -    2,620,000             -            -
Techem                                          -    1,567,335               -    1,567,335             -            -
Teleca/1/                               6,370,000    2,893,241       6,370,000    2,893,241             -            -
Telelogic                              13,069,500            -         617,000   12,452,500      (103,974)        (104)
Thistle Mining/1/                       6,264,309            -               -    6,264,309             -            -
Transgenomic                              825,000      700,000               -    1,525,000             -            -
TranSwitch/1/                           5,375,000            -       5,375,000            -             -            -
Trimble Navigation/1/                   1,500,000            -       1,500,000            -             -            -
Tsakos Energy Navigation/1/               682,903            -               -      682,903             -            -
United Therapeutics/1/                  1,305,000            -       1,305,000            -             -            -
Urologix                                        -      900,000               -      900,000             -            -
Venture Production                              -    6,021,600               -    6,021,600             -            -
webMethods/1/                           3,023,300            -       3,023,300            -             -            -
Western Oil Sands                       2,810,000      828,333         360,000    3,278,333             -            -
Woongjin.com                                    -    1,956,980               -    1,956,980             -            -
Xinao Gas Holdings                              -   37,300,000               -   37,300,000             -            -
Zeevo                                   1,587,301            -               -    1,587,301             -            -
Zenith National Insurance                       -    1,050,000               -    1,050,000             -            -
ZOOTS                                   3,266,613    9,316,381               -   12,582,994             -            -
                                                                                               $6,078,555   $6,070,486


                                        Interest                                                                  Market
                                             and                                                                value of
                                        Dividend    Dividend           Book             Book        Ending    affiliates
                                          income      income           Cost             Cost         Value    at 9/30/02
                                                        (000)                           (000)                       (000)
Advanced Energy Industries/1/
African Lakes/1/                              -           -              -                -             -             -
AimGlobal Technologies/1/                     -           -              -                -             -             -
Aldata Solution                               -           -    $23,436,598          $23,437    $3,306,293        $3,306
Alphameric                             $132,458        $133     14,215,801           14,216     5,509,502         5,510
alphyra group                                 -           -      7,334,429            7,334     2,555,654         2,556
American Healthways                           -           -     20,347,224           20,347    14,553,000        14,553
Anoto Group                                   -           -     38,271,595           38,272     4,998,118         4,998
ASM International                             -           -     40,779,344           40,779    24,858,540        24,859
Aspect Medical Systems                        -           -     24,771,431           24,771     3,297,300         3,297
Aspen Technology/1/                           -           -              -                -             -             -
AudioCodes/1/                                 -           -              -                -             -             -
Avigen/1/                                     -           -              -                -             -             -
Avocet Mining/1/                              -           -              -                -             -             -
Baycorp Advantage                       304,015         304     28,678,188           28,678    23,965,956        23,966
BKN International                             -           -     16,552,350           16,552       148,155           148
Black Box/1/                                  -           -              -                -             -             -
BRL Hardy/1/                                  -         856              -                -             -             -
Cadiz                                         -           -     13,491,606           13,492     6,900,000         6,900
Cafe de Coral Holdings                  766,354         766     14,756,718           14,757    18,796,595        18,797
Caliper Technologies/1/                       -           -              -                -             -             -
Cambrex                                 166,800         167     24,050,638           24,051    47,840,000        47,840
Centene                                       -           -     13,758,126           13,758    17,348,500        17,348
Cheil Communications                    161,417         161     27,788,943           27,789    25,206,537        25,207
CIMA LABS/1/
Computer Access Technology/1/                 -           -              -                -             -             -
Concord Camera/1/                             -           -              -                -             -             -
Daelim Industrial                             -           -     29,226,132           29,226    28,477,868        28,478
DDi/1/                                        -           -              -                -             -             -
dELiA*s                                       -           -     15,956,163           15,956     2,887,500         2,888
DFS Furniture/1/                              -       2,037              -                -             -             -
diCarta/1/                                    -           -              -                -             -             -
Documentum/1/                                 -           -              -                -             -             -
DoubleClick/1/
DSP Group/1/                                  -           -              -                -             -             -
EarthLink                                     -           -     72,229,520           72,230    40,219,278        40,219
Education Management                          -           -     57,929,227           57,929    80,792,750        80,793
Ekornes                                 680,285         680     18,124,529           18,125    22,420,378        22,420
Elantec Semiconductor/1/                      -           -              -                -             -             -
Enerflex Systems/1/
EUROBIKE/1/                                   -           -              -                -             -             -
Exar/1/                                       -           -              -                -             -             -
Extended Stay America                         -           -     60,465,499           60,465    78,613,000        78,613
Faraday Technology/1/                         -           -              -                -             -             -
First Quantum Minerals                        -           -      5,446,365            5,446     4,648,785         4,648
Fitness First                                 -           -     36,737,813           36,738    22,999,083        22,999
Gabriel Resources                             -           -     11,157,287           11,157    20,215,841        20,215
Generex Biotechnology/1/                      -           -              -                -             -             -
Genetronics Biomedical/1/                     -           -              -                -             -             -
Hana Microelectronics                   540,695         541     31,421,612           31,422    12,993,090        12,993
Hilb, Rogal and Hamilton                440,116         440     65,580,724           65,581    73,425,000        73,425
HiQ International                       108,880         109      9,015,030            9,015       937,451           937
HNC Software/1/                               -           -              -                -             -             -
HotJobs.com/1/                                -           -              -                -             -             -
Hyosung                                       -           -     25,598,026           25,598    17,514,987        17,515
IDEXX Laboratories/1/                         -           -              -                -             -             -
ILEX Oncology/1/                              -           -              -                -             -             -
Imagistics International                      -           -     17,057,135           17,057    17,369,085        17,369
Independent Insurance Group/1/                -           -              -                -             -             -
Informatics Holdings                     65,551          66      7,848,829            7,849    10,666,610        10,667
Infoteria                                     -           -      6,240,658            6,241     1,372,340         1,372
Integrated Defense Technologies               -           -     26,468,940           26,469    19,627,110        19,627
International Energy Group              343,487         344     12,381,336           12,381    13,833,186        13,833
Internet Auction                              -           -     11,729,537           11,730     9,290,710         9,291
InternetStudios.com/1/                        -           -              -                -             -             -
Intertape Polymer Group/1/                    -           -              -                -             -             -
ITE Group/1/                                  -         354              -                -             -             -
J D Wetherspoon                         525,306         525     38,516,155           38,516    52,970,229        52,970
Kingboard Chemical Holdings             473,341         473     15,893,940           15,894    18,693,488        18,694
Lions Gate Entertainment                      -           -     11,849,377           11,849     5,353,313         5,353
LTG Technologies                              -           -      6,000,168            6,000     1,255,840         1,256
Lumenis                                       -           -     54,487,792           54,488     8,898,400         8,898
Mandarin Oriental International          52,675          53     35,488,918           35,489    24,380,000        24,380
MemberWorks/1/                                -           -              -                -             -             -
Mercury Computer Systems                      -           -     47,070,179           47,070    33,882,520        33,883
Michaels Stores/1/                            -           -              -                -             -             -
Micronic Laser Systems                        -           -     22,105,467           22,105     5,803,646         5,804
Midas/1/                                      -           -              -                -             -             -
MIPS Technologies/1/                          -           -              -                -             -             -
Morton's Restaurant Group/1/                  -           -              -                -             -             -
Mosaic Group/1/                               -           -              -                -             -             -
Muse Prime Software                           -           -     17,558,400           17,558     2,371,800         2,372
Navan Mining                                  -           -      3,927,204            3,927     1,407,483         1,407
New Focus/1/                                  -           -              -                -             -             -
Nissin/1/                                     -           6              -                -             -             -
O2Micro International                         -           -     33,520,906           33,521    16,942,000        16,942
OPNET Technologies                            -           -     21,251,483           21,251     6,618,015         6,618
P.F. Chang's China Bistro/1/                  -           -              -                -             -             -
P4 Radio Hele Norge                     173,321         173      7,981,244            7,981     1,957,139         1,957
Paladin Resources                       125,286         125     10,097,745           10,098    17,161,424        17,161
Performance Food Group                        -           -     65,723,919           65,724    99,163,200        99,163
Photobition Group/1/                          -           -              -                -             -             -
Polaris Software Lab/1/                       -           -              -                -             -             -
Power Integrations/1/                         -           -              -                -             -             -
Province Healthcare                           -           -     70,467,221           70,467    53,079,250        53,079
PSD Group                               216,229         216     15,180,188           15,180     4,087,192         4,087
Q-Med                                         -           -     29,298,483           29,298     9,025,442         9,025
RedEnvelope                                   -           -      5,649,998            5,650     2,275,732         2,276
Robert Walters                          307,823         308     12,003,119           12,003     4,864,210         4,864
Rogers                                        -           -     24,896,058           24,896    22,341,280        22,341
Salix Pharmaceuticals/1/                      -           -              -                -             -             -
Sanctuary Group                          49,148          49     19,032,929           19,033    10,295,921        10,296
SBS Broadcasting                              -           -     48,106,563           48,107    23,616,000        23,616
School Specialty                              -           -     17,174,279           17,174    27,010,800        27,011
Scios/1/                                      -           -              -                -             -             -
Sharper Image                                 -           -      8,635,007            8,635    14,818,000        14,818
Steak n Shake                                 -           -     16,502,573           16,503    18,690,650        18,691
Stratos Lightwave/1/                          -           -              -                -             -             -
SuSE Linux/1/                                 -           -              -                -             -             -
Sylvan Learning Systems                       -           -     58,778,941           58,779    35,841,600        35,842
Techem                                        -           -     19,350,972           19,351    10,371,980        10,372
Teleca/1/                                     -         170              -                -             -             -
Telelogic                                     -           -     43,755,616           43,756     4,913,341         4,913
Thistle Mining/1/                             -           -              -                -             -             -
Transgenomic                                  -           -     14,586,141           14,586     5,814,825         5,815
TranSwitch/1/                                 -           -              -                -             -             -
Trimble Navigation/1/                         -           -              -                -             -             -
Tsakos Energy Navigation/1/                   -           -              -                -             -             -
United Therapeutics/1/                        -           -              -                -             -             -
Urologix                                      -           -     14,199,003           14,199     4,104,000         4,104
Venture Production                            -           -     14,550,152           14,550    13,227,890        13,228
webMethods/1/                                 -           -              -                -             -             -
Western Oil Sands                             -           -     22,196,935           22,197    50,483,639        50,484
Woongjin.com                                  -           -      9,843,144            9,843     6,267,736         6,268
Xinao Gas Holdings                            -           -     12,758,505           12,759     7,412,940         7,413
Zeevo                                         -           -              -                -             -         3,981
Zenith National Insurance               437,300         437     31,653,606           31,654    27,741,000        27,741
ZOOTS                                         -           -      8,166,533            8,167     4,733,715         4,734

                                            $(2)     $9,493             $3   $1,332,157,549            $-    $1,339,444


/1/Unaffiliated issuer at 9/30/2002.


Financial Highlights (1)

                                                         Income from investment operations(2)
                                                                                     Net
                                         Net asset                               (losses)gains
                                            value,            Net          on securities   Total from
                                         beginning     investment         (both realized   investment
                                         of period          (loss)income  and unrealized)  operations

Class A:
 Year ended 9/30/2002                       $18.62          $(.07)                 $(.98)      $(1.05)
 Year ended 9/30/2001                        40.24           - (3)                (16.33)      (16.33)
 Year ended 9/30/2000                        29.57           - (3)                 11.29        11.29
 Year ended 9/30/1999                        22.14            .03                   8.78         8.81
 Year ended 9/30/1998                        30.72            .07                  (6.10)       (6.03)
Class B:
 Year ended 9/30/2002                        18.38           (.23)                  (.95)       (1.18)
 Year ended 9/30/2001                        40.08           (.21)                (16.20)      (16.41)
 Period from 3/15/2000 to 9/30/2000          47.11           (.12)                 (6.91)       (7.03)
Class C:
 Year ended 9/30/2002                        18.33           (.22)                  (.95)       (1.17)
 Period from 3/15/2001 to 9/30/2001          23.06           (.16)                 (4.57)       (4.73)
Class F:
 Year ended 9/30/2002                        18.60           (.07)                  (.98)       (1.05)
 Period from 3/15/2001 to 9/30/2001          23.27           (.03)                 (4.64)       (4.67)
Class 529-A:
 Period from 2/19/2002 to 9/30/2002          21.68           (.03)                 (4.12)       (4.15)
Class 529-B:
 Period from 2/20/2002 to 9/30/2002          21.82           (.14)                 (4.25)       (4.39)
Class 529-C:
 Period from 2/20/2002 to 9/30/2002          21.82           (.14)                 (4.24)       (4.38)
Class 529-E:
 Period from 3/15/2002 to 9/30/2002          23.21           (.06)                 (5.65)       (5.71)
Class 529-F:
 Period from 9/17/2002 to 9/30/2002          18.24           - (3)                  (.71)        (.71)
Class R-1:
 Period from 6/19/2002 to 9/30/2002          21.60           (.04)                 (4.07)       (4.11)
Class R-2:
 Period from 5/31/2002 to 9/30/2002          22.62           (.05)                 (5.08)       (5.13)
Class R-3:
 Period from 6/20/2002 to 9/30/2002          21.43           (.02)                 (3.90)       (3.92)
Class R-4:
 Period from 7/24/2002 to 9/30/2002          18.55           (.01)                 (1.01)       (1.02)
Class R-5:
 Period from 5/15/2002 to 9/30/2002          23.36           - (3)                 (5.81)       (5.81)




                                            Dividends and distributions

                                         Dividends
                                         (from net    Distributions                     Net asset
                                        investment    (from capital            Total   value, end         Total
                                            income)           gains)   distributions    of period      return(4)



Class A:                                      $(.04)               -            $(.04)      $17.53         (5.69)%
 Year ended 9/30/2002                             -           $(5.29)           (5.29)       18.62        (44.95)
 Year ended 9/30/2001                          (.02)            (.60)            (.62)       40.24         38.42
 Year ended 9/30/2000                          (.09)           (1.29)           (1.38)       29.57         41.42
 Year ended 9/30/1999                          (.05)           (2.50)           (2.55)       22.14        (20.70)
 Year ended 9/30/1998
Class B:                                          -                -                -        17.20         (6.42)
 Year ended 9/30/2002                             -            (5.29)           (5.29)       18.38        (45.38)
 Year ended 9/30/2001                             -                -                -        40.08        (14.92)
 Period from 3/15/2000 to 9/30/2000
Class C:                                       (.01)               -             (.01)       17.15         (6.42)
 Year ended 9/30/2002                             -                -                -        18.33        (20.51)
 Period from 3/15/2001 to 9/30/2001
Class F:                                       (.07)               -             (.07)       17.48         (5.73)
 Year ended 9/30/2002                             -                -                -        18.60        (20.07)
 Period from 3/15/2001 to 9/30/2001
Class 529-A:                                      -                -                -        17.53        (19.14)
 Period from 2/19/2002 to 9/30/2002
Class 529-B:                                      -                -                -        17.43        (20.12)
 Period from 2/20/2002 to 9/30/2002
Class 529-C:                                      -                -                -        17.44        (20.07)
 Period from 2/20/2002 to 9/30/2002
Class 529-E:                                      -                -                -        17.50        (24.60)
 Period from 3/15/2002 to 9/30/2002
Class 529-F:                                      -                -                -        17.53         (3.89)
 Period from 9/17/2002 to 9/30/2002
Class R-1:                                        -                -                -        17.49        (19.03)
 Period from 6/19/2002 to 9/30/2002
Class R-2:                                        -                -                -        17.49        (22.68)
 Period from 5/31/2002 to 9/30/2002
Class R-3:                                        -                -                -        17.51        (18.29)
 Period from 6/20/2002 to 9/30/2002
Class R-4:                                        -                -                -        17.53         (5.50)
 Period from 7/24/2002 to 9/30/2002
Class R-5:                                        -                -                -        17.55        (24.87)
 Period from 5/15/2002 to 9/30/2002




                                                             Ratio of              Ratio of
                                             Net assets,     expenses           net(loss)income
                                             end of year   to average            to average
                                            (in millions)  net assets            net assets



Class A:
 Year ended 9/30/2002                          $6,283        1.17%                  (.32)%
 Year ended 9/30/2001                           7,265         1.09                  (.01)
 Year ended 9/30/2000                          14,098         1.10                     -   (8)
 Year ended 9/30/1999                           8,983         1.09                   .12
 Year ended 9/30/1998                           7,102         1.06                   .27
Class B:
 Year ended 9/30/2002                             118         1.95                 (1.09)
 Year ended 9/30/2001                              86         1.89                  (.81)
 Period from 3/15/2000 to 9/30/2000                73         1.84   (6)            (.57)  (6)
Class C:
 Year ended 9/30/2002                              56         1.96                 (1.08)
 Period from 3/15/2001 to 9/30/2001                17         2.11   (6)           (1.11)  (6)
Class F:
 Year ended 9/30/2002                              24         1.20                  (.32)
 Period from 3/15/2001 to 9/30/2001                 7         1.23   (6)            (.21)  (6)
Class 529-A:
 Period from 2/19/2002 to 9/30/2002                15         1.19   (6)            (.25)  (6)
Class 529-B:
 Period from 2/20/2002 to 9/30/2002                 3         2.08   (6)           (1.15)  (6)
Class 529-C:
 Period from 2/20/2002 to 9/30/2002                 7         2.05   (6)           (1.12)  (6)
Class 529-E:
 Period from 3/15/2002 to 9/30/2002                 1         1.51   (6)            (.60)  (6)
Class 529-F:
 Period from 9/17/2002 to 9/30/2002              - (5)         .04                   .01
Class R-1:
 Period from 6/19/2002 to 9/30/2002              - (5)         .54   (7)            (.22)
Class R-2:
 Period from 5/31/2002 to 9/30/2002                 2          .63   (7)            (.29)
Class R-3:
 Period from 6/20/2002 to 9/30/2002                 2          .42   (7)            (.11)
Class R-4:
 Period from 7/24/2002 to 9/30/2002              - (5)         .21   (7)            (.03)
Class R-5:
 Period from 5/15/2002 to 9/30/2002                53          .31                   .01


Year ended September 30

                                                                  2002         2001        2000         1999          1998

Portfolio turnover rate for all classes of shares                  51%          60%         63%          50%           44%


(1) Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Years ended 1999 and 1998 are based on shares outstanding on the last day of the year; all other periods are based on average shares outstanding.
(3) Amount less than one cent.
(4) Total returns exclude all sales charges, including contingent deferred sales charges.
(5) Amount less than 1 million.
(6) Annualized.
(7) During the start-up period for this class, CRMC voluntarily agreed to pay a portion of the fees relating to transfer agency services.
    Had CRMC not paid such fees, expense ratios would have been 7.56%,
    .85%, .52%, and .70% for Class R-1, Class R-2, Class R-3 and Class R-4, respectively.
    Class R-4, respectively. Such expense ratios are the result of higher expenses during the start-up period and are not indicative of expense ratios expected in the future.
(8) Amount less than .01 percent.



Independent Auditors' Report

To the Board of Directors and Shareholders of SMALLCAP World Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of SMALLCAP World Fund, Inc. (the "Fund"), including the investment portfolio, as of September 30, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of SMALLCAP World Fund, Inc. as of September 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Los Angeles, California
November 1, 2002


Tax Information (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year.

Certain states may exempt from income taxation that portion of the dividends paid from net investment income that was derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, 0.32% of the dividends paid by the fund from net investment income were derived from interest on direct U.S. Treasury obligations.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

SINCE THE INFORMATION ABOVE IS REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 2003 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 2002 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.





Other share class results (unaudited)

Class B, Class C, Class F, Class 529 and Class R Returns for periods ended
September 30, 2002

                                                                                              1 year         Life of class

Class B shares
Reflecting applicable contingent deferred sales
     charge (CDSC), maximum of 5%, payable only
     if shares are sold within six years of purchase                                          -11.10%           -28.87%1
Not reflecting CDSC                                                                            -6.42            -27.901

Class C shares
Reflecting CDSC, maximum of 1%, payable only
     if shares are sold within one year of purchase                                            -7.35            -17.432
Not reflecting CDSC                                                                            -6.42            -17.432

Class F shares
Not reflecting annual asset-based fee charged
     by sponsoring firm                                                                        -5.73            -16.742

Class 529 and Class R shares
Results for Class 529 and Class R shares are not shown because of the brief time between their introductions on February 15, 2002, and May 15, 2002, respectively, and the end of the period.

1 Average annual compound return from March 15, 2000, when Class B shares were first sold. 2 Average annual compound return from March 15, 2001, when Class C and Class F shares were first sold.

BOARD OF DIRECTORS

"NON-INTERESTED" DIRECTORS

                                             Year first
                                               elected
                                             a Director
Name and age                                of the fund1      Principal occupation(s) during past five years

Joseph C. Berenato, 56                          2000          Chairman of the Board, President and CEO, Ducommun Incorporated

Ambassador Richard G.                           1993          Corporate director and author; former U.S.
Capen, Jr., 68                                                Ambassador to Spain; former Vice Chairman, Knight-Ridder, Inc.; former
                                                              Chairman and Publisher, The Miami Herald

H. Frederick Christie, 69                       1990          Private investor; former President and CEO, The Mission Group
                                                              (non-utility holding company, subsidiary of Southern California Edison
                                                              Company)

John G. Freund, 49                              2000          Founder and Managing Director, Skyline Ventures; former Managing
                                                              Director -- Alternative Asset Management Group, Chancellor Capital
                                                              Management

Leonade D. Jones, 55                            1995          Co-founder, VentureThink LLC and Versura Inc.; former Treasurer, The
                                                              Washington Post Company

William H. Kling, 60                            1990          President, American Public Media Group

Norman R. Weldon, 68                            1990          Managing Director, Partisan Management Group, Inc.; former Chairman of the Board, Novoste Corporation; former President and Director, Corvita
                                                              Corporation

Patricia K. Woolf, Ph.D., 68                    1990          Private investor; corporate director; lecturer, Department of
                                                              Molecular Biology, Princeton University

                                              Number of
                                            boards within
                                              the fund
                                              complex2
                                              on which
Name and age                               Director serves    Other directorships3 held by Director


Joseph C. Berenato, 56                            2           Ducommun Incorporated

Ambassador Richard G.                            14           Carnival Corporation
Capen, Jr., 68

H. Frederick Christie, 69                        19           Ducommun Incorporated; IHOP Corporation; Southwest Water Company;
                                                              Valero L.P.

John G. Freund, 49                                2           None

Leonade D. Jones, 55                              6           None

William H. Kling, 60                              6           Irwin Financial Corporation; St. Paul Companies

Norman R. Weldon, 68                              3           Novoste Corporation

Patricia K. Woolf, Ph.D., 68                      6           Crompton Corporation; First Energy Corporation; National Life Holding
                                                              Co.


 "INTERESTED" DIRECTORS4
                                             Year first
                                              elected a
                                             Director or      Principal occupation(s) during past five years
Name, age and                                  officer        and positions held with affiliated entities or
position with fund                          of the fund1      the principal underwriter of the fund

Gordon Crawford, 55                             1992          Senior Vice President and Director, Capital
Chairman of the Board                                         Research and Management Company; Director,
                                                              The Capital Group Companies, Inc.;5 Senior Vice President and
                                                              Director, Capital Management Services, Inc.5

Gregory W. Wendt, 41                            1992          Senior Vice President, Capital Research Company;5
President                                                     Director, American Funds Distributors, Inc.5

                                          Number of boards
                                           within the fund
Name, age and                             complex2 on which
position with fund                         Director serves      Other directorships3 held by Director

Gordon Crawford, 55                               2           None
Chairman of the Board

Gregory W. Wendt, 41                              1           None
President

1 Directors and officers of the fund serve until their resignation, removal or retirement.
2 Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages
   American Funds Insurance Series(R) and Anchor Pathway Fund, which serve as the underlying investment vehicles for certain variable insurance contracts;
   and Endowments, whose shareholders are limited to certain nonprofit organizations.
3 This includes all directorships (other than those in the American Funds) that are held by each Director as a director of a public company or a registered investment company.
4 "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the fund's investment adviser, Capital Research and Management Company, or affiliated entities (including the fund's principal underwriter).
5  Company affiliated with Capital Research and Management Company.

OTHER OFFICERS

                                             Year first
                                             elected an       Principal occupation(s) during past five years and
Name, age and                                officer of       positions held with affiliated entities or the principal
position with fund                            the fund1       underwriter of the fund

Grant L. Cambridge, 40                          2001          Vice President, Capital Research Company5
Vice President

Vincent P. Corti, 46                            1990          Vice President-- Fund Business Management
Vice President                                                Group, Capital Research and Management Company

J. Blair Frank, 36                              1999          Vice President, Capital Research Company5
Vice President

Jonathan O. Knowles, 41                         2000          Executive Vice President and Director, Capital
Vice President                                                Research Company5

Chad L. Norton, 42                              1990          Vice President-- Fund Business Management
Secretary                                                     Group, Capital Research and Management Company

David A. Pritchett, 36                          1999          Vice President-- Fund Business Management
Treasurer                                                     Group, Capital Research and Management Company

Sheryl F. Johnson, 34                           1998          Vice President-- Fund Business Management
Assistant Treasurer                                           Group, Capital Research and Management Company

The Statement of Additional Information includes additional information about fund Directors and is available without charge upon request by calling American Funds Service Company at 800/421-0180. The address for all Directors and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, attention:
Fund Secretary.

OFFICES OF THE FUND AND OF THE INVESTMENT ADVISER
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

135 South State College Boulevard
Brea, CA 92821-5823

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company (Please
write to the address nearest you.)

P.O. Box 25065 Santa Ana, CA 92799-5065

P.O. Box 659522 San Antonio, TX 78265-9522

P.O. Box 6007 Indianapolis, IN 46206-6007

P.O. Box 2280 Norfolk, VA 23501-2280

CUSTODIAN OF ASSETS
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02105-1713

COUNSEL
O'Melveny & Myers LLP
400 South Hope Street
Los Angeles, CA 90071-2899

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two California Plaza
350 South Grand Avenue
Los Angeles, CA 90071-3462

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

There are several ways to invest in SMALLCAP World Fund. Class A shares are subject to a 5.75% maximum up-front sales charge that declines for accounts of $25,000 or more. Other share classes, which are generally not available for certain employer-sponsored retirement plans, have no up-front sales charges but are subject to additional annual expenses and fees. Annual expenses for Class B shares were 0.78% higher than for Class A shares; Class B shares convert to Class A shares after eight years of ownership. If redeemed within six years, Class B shares may also be subject to a contingent deferred sales charge (CDSC) of up to 5% that declines over time. Class C shares were subject to annual expenses 0.79% higher than those for Class A shares and a 1% CDSC if redeemed within the first year after purchase. Class C shares convert to Class F shares after 10 years. Class F shares, which are available only through certain fee-based programs offered by broker-dealer firms and registered investment advisers, had higher annual expenses (by 0.03%) than did Class A shares, and an annual asset-based fee charged by the sponsoring firm. Expenses are deducted from income earned by the fund. As a result, dividends and investment results will differ for each share class.

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, OR FOR A PROSPECTUS FOR ANY OF THE AMERICAN FUNDS, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY AT 800/421-0180 OR VISIT US AT AMERICANFUNDS.COM ON THE WORLD WIDE WEB. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

This report is for the information of shareholders of SMALLCAP World Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2002, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

[logo - American FundsSM]

The right choice for the long termSM

What makes American Funds different?

For more than 70 years, we have followed a consistent philosophy that we firmly believe is in our investors' best interests. The range of opportunities offered by our family of just 29 carefully conceived, broadly diversified funds has attracted more than 15 million shareholders.

[Begin Sidebar]
o  A LONG-TERM, VALUE-ORIENTED APPROACH
   Rather than follow fads, we rely on our own research to find well-managed companies.

o  AN UNPARALLELED GLOBAL RESEARCH EFFORT
   American Funds draws on one of the industry's most globally integrated research networks.

o  THE MULTIPLE PORTFOLIO COUNSELOR SYSTEM
   Every American Fund is divided among a number of portfolio counselors. Each takes responsibility for a portion independently, within each fund's objectives; in most cases, research analysts manage a portion as well. Over time this method has contributed to a consistency of results and continuity of management.

o  EXPERIENCED INVESTMENT PROFESSIONALS
   More than 75% of the portfolio counselors who serve American Funds were in the investment business before the sharp stock market decline of 1987 and some experienced the 1970s bear market.

o  A COMMITMENT TO LOW OPERATING EXPENSES
   American Funds' operating expenses are among the lowest in the mutual fund industry. Our portfolio turnover rates are low as well, keeping transaction costs and tax consequences contained.
[End Sidebar]

29 MUTUAL FUNDS, CONSISTENT PHILOSOPHY, CONSISTENT RESULTS

GROWTH FUNDS
Emphasis on long-term growth through stocks
AMCAP Fund(R)
EuroPacific Growth Fund(R)
The Growth Fund of America(R)
The New Economy Fund(R)
New Perspective Fund(R)
New World FundSM
SMALLCAP World Fund(R)

GROWTH-AND-INCOME FUNDS
Emphasis on long-term growth and dividends through stocks
American Mutual Fund(R)
Capital World Growth and Income FundSM
Fundamental InvestorsSM
The Investment Company of America(R)
Washington Mutual Investors FundSM

EQUITY-INCOME FUNDS
Emphasis on above-average income and growth through stocks and/or bonds Capital Income Builder(R)
The Income Fund of America(R)

BALANCED FUND
Emphasis on long-term growth and current income through stocks and bonds American Balanced Fund(R)

BOND FUNDS
Emphasis on current income through bonds
American High-Income TrustSM
The Bond Fund of AmericaSM
Capital World Bond Fund(R)
Intermediate Bond Fund of America(R)
U.S. Government Securities FundSM
TAX-EXEMPT BOND FUNDS
Emphasis on tax-free current income through municipal bonds American High-Income Municipal Bond Fund(R) Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America(R)

STATE-SPECIFIC TAX-EXEMPT FUNDS
The Tax-Exempt Fund of California(R)
The Tax-Exempt Fund of Maryland(R)
The Tax-Exempt Fund of Virginia(R)

MONEY MARKET FUNDS
Seeking stable monthly income through money market instruments The Cash Management Trust of America(R)
The Tax-Exempt Money Fund of AmericaSM
The U.S. Treasury Money Fund of AmericaSM

THE CAPITAL GROUP COMPANIES
American Funds
Capital Research and Management
Capital International
Capital Guardian
Capital Bank and Trust

Lit. No. SCWF-011-1102

Litho in USA BDC/L/5972

Printed on recycled paper